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                                                                         EX-99.g

                          MULTIPLE SERVICES AGREEMENT


     This AGREEMENT is effective May 9, 1997, and is between Morgan Stanley Trust Company, a New York state chartered trust company (the "Bank"), and The Brinson Funds, a Delaware business trust (the "Customer") on behalf of its separate series of shares representing interests in separate portfolios which are listed on Schedule B1, as may be amended from time to time ("Series").

     WHEREAS, Customer is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment company; and

     WHEREAS, the Customer desires to enter into one agreement providing for the furnishing of global custody, administrative, accounting and transfer agency services to the Series; and

     WHEREAS, the Bank desires to furnish such services to the Customer or to arrange for the furnishing of such services through the use of certain agents;

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS

                          I.  GLOBAL CUSTODY SERVICES
                              -----------------------

     The Customer hereby appoints the Bank as its global custodian to the Series, and the Bank hereby accepts such appointment. This Section I. of this Multiple Services Agreement (the "Agreement") relates solely to the provision of global custody services to the Customer.

1.   Customer Accounts.

     The Bank agrees to establish and maintain the following accounts ("Accounts"):

     Separate custody accounts for each Series in the name of the Customer on behalf of each such Series as listed in Schedule Bl for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe to the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Sub-section 3 of this Section I.) for the account of the Customer on behalf of a Series ("Securities") and any and all cash equivalents.

     Prior to the delivery of any Assets (as defined hereinafter) by the Customer to the Bank, the Customer shall deliver to the Bank each applicable document or other item listed in Schedule B2, which schedule may be amended from time to time by the Customer and the Bank.

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     The Customer warrants its authority to: 1) deposit the cash and Securities
("Assets") received in the Accounts and 2) give Instructions (as defined in Sub-
section 11 of this Section I.) concerning the Accounts. Such Instructions shall specifically indicate to which Series such Assets belong or, if such Assets belong to more than one Series, shall allocate such Assets to the appropriate Series. The Bank may deliver securities of the same type and class in place of those deposited in the Accounts.

     Upon receipt of Instructions and appropriate documentation, the Bank shall establish additional Accounts, which shall be separately accounted for as additional Accounts under the terms of this Agreement.

     The procedures the Bank and the Customer will use in performing activities in connection with this Agreement are set forth in a client services guide provided to the Customer by the Bank, as such guide may be amended from time to time by the Bank (the "Client Services Guide") with the consent of the Customer; provided, however, that any customer enhancement or amendments deemed necessary by the Bank in order to comply with existing or new rules, regulations or market practices, in any jurisdiction, may be made by the Custodian without the consent of the Customer. Any Customer specific procedures which are included in the Client Services Guide must be agreed to or changed in writing by both parties and such Customer specific procedures shall be deemed to be a part of this Agreement.

2.   Maintenance of Securities and Cash at Bank and Subcustodian Locations.

     Unless Instructions specifically require another location, securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired.

3.   Subcustodians and Securities Depositories.

     Subject to the provisions of Sub-section 2 above of this Section I., the Assets held for each Series may be held in custody and deposit accounts that have been established by the Bank (i) with one or more domestic or foreign banks or other institutions as listed on Schedule Al (the "Subcustodians"), as such Schedule may be amended from time to time by the Bank by ninety (90) days' written notice to the Customer, or (ii) through the facilities of one or more securities depositories or clearing agencies as listed on Schedule A2, as such Schedule may be amended from time to time by the Bank by sixty (60) days' prior written notice to the Customer. Any Subcustodian may hold Assets of the Customer in a securities depository and may utilize a clearing agency. Each of the entities listed on Schedule Al are "Eligible Foreign Custodians" (as such term is defined in Rule 17f-5(c)(2) of the Investment Company Act of 1940 (the "1940 Act")), except as otherwise noted on Schedule Al. Each of the entities listed on Schedule A2 are "Eligible Foreign Custodians" or "Securities Depositories" as such term is defined in Rule 17f-4(a) and (b) of the 1940 Act, or have been so qualified by exemptive order, rule or other appropriate action of the SEC, except as otherwise noted on Schedule A2; provided, however, that although the Bank is of the opinion that each of the securities depositories used by it does operate either a central system for handling securities in their respective countries or a

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transnational system for the central handling of securities or equivalent book-
entries, the determination that a securities depository operates a central system absent any official proclamation by the SEC is a factual one and the Bank shall not be liable for any future determination by the SEC that any such securities depository does not in fact operate such a central system.

     The Customer will given reasonable notice by the Bank of any amendment to Schedule Al or A2. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4.   Use of Subcustodian.

     (a) The Bank will identify the Assets on its books as belonging to the Customer on behalf of a particular Series.

     (b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as custody accounts for the exclusive benefit of customers of the Bank. In the event the Subcustodian holds Assets in a securities depository, such Subcustodian shall be required by its agreement with the Bank to identify on its books such Assets as being held for the account of the Bank as custodian for its customers or in such other manner as is required by local law or market practice.

     (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian or its agent.

     (d) Any agreement the Bank enters into with a Subcustodian for holding the Customer's Assets shall provide that: (i) the Account will be adequately indemnified and its assets adequately insured in the event of a loss; (ii) the Assets are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim of payment for their safe custody or administration; (iii) beneficial ownership of such Assets will be freely transferable without the payment of money or value other than for safe custody or administration; (iv) adequate records will be maintained identifying the Assets held pursuant to such Agreement as belonging to the Bank on behalf of Customer; (v) the independent public accountants of or designated by, the Customer, will be given access to or confirmation of the contents of the books and records of such Subcustodian relating to its actions under its agreement pertaining to any Assets held by it thereunder; and (vi) Customer will receive periodic reports with respect to the safekeeping of the Assets, including notification of any transfer to or from the Customer's account.

     (e) The Bank shall deliver to the Customer annually documents stating: (i) the identity of each Subcustodian then acting on behalf of the Bank and the name and address of the

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governmental agency or other regulatory authority that supervises or regulates such Subcustodian; (ii) the countries in which each Subcustodian is located; and
(iii) so long as Rule 17f-5 of the 1940 Act requires the Customer's Board of Trustees to directly approve its foreign custody arrangements, such other information relating to such Subcustodians as may reasonably be requested by the Customer to ensure Customer's compliance with Rule 17f-5 of the 1940 Act. The Bank shall furnish annually to the Customer information concerning such Subcustodians similar in kind and scope as that furnished to the Customer in connection with the initial approval of this Agreement. Bank agrees to provide Customer with notice of any material adverse changes in the facts or circumstances upon which such information is based as soon as practicable after it becomes aware of any such material adverse changes in the normal course of its custodian activities.

5.   Cash Transactions.

     (a) All cash received by the Bank for each of the Accounts shall be held by the Bank as a short-term credit balance in favor of the Customer on behalf of the Series to which the Account relates and, because the Bank and the Customer have agreed in writing in advance that such credit balances shall bear interest, the relevant Series shall earn interest at the rates and times as agreed between the Bank and the Customer. The Customer acknowledges that any such credit balances shall not be accompanied by the benefit of any governmental insurance.

     (b) The Bank or its Subcustodians will make cash payments from the Account upon receipt of Instructions.

     (c) In the event that any payment to be made under this Sub-section 5 exceeds the funds available in an Account, the Bank, in its discretion, may advance the Customer on behalf of the relevant Series whose Assets are held in such Account such excess amount which shall be deemed a short-term credit extension which is (i) necessary in connection with payment and clearance of securities and foreign exchange transactions or (ii) pursuant to an agreed schedule, as and if set forth in the Client Services Guide, of credits for dividends and interest payments on the Assets. Such credit extensions shall be payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans and consistent with the fee schedule set forth on Schedule F.

     (d) If the Bank credits an Account on a payable date, or at any time prior to actual collection and reconciliation to the Account, with interest, dividends, redemptions or any other amount due, the Customer on behalf of and from the Assets of the Series to which the Account relates will promptly return any such amount upon written notification: (i) that such amount has not been received in the ordinary course of business, or (ii) that such amount was incorrectly credited. If the Customer on behalf of and from the Assets of the Series to which the Account relates does not promptly return any amount upon such notification, the Bank shall be entitled, upon written notification to the Customer, to reverse such credit by debiting the Account for the amount previously credited. The Bank shall be entitled to charge the Customer on behalf of the Assets of the Series in the Account interest for any such credit extension at rates to be agreed upon from time to time or, if such credit is arranged by the Bank with a third party on behalf of

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the Series, the Customer out of the Series' assets shall reimburse the Bank for any interest charge. In addition to any other remedies available, with respect to the extension of credit to a particular Series, the Bank shall be entitled to a right of set-off against the Assets of such Series to satisfy the repayment of such credit extension and the payment of, or reimbursement for, accrued interest thereon.

     (e) The Bank shall provide the Customer by 9:45 a.m. Eastern time, in a format mutually agreed upon by both parties, the Customer's opening U.S. Dollar cash balance in each Account, as well as cash projection activity known to the Bank on each business day that the Bank is open or authorized to transact business in the State of New York. Cash activity from Class level shareholder activity available to the Bank by 9:00 a.m. Eastern time will be included in this cash forecast. Other cash activity reported to the Bank by 9:15 a.m. Eastern time, such as futures variation margins, fund expenses and collateral movements related to futures and swap contracts will be included in the cash forecast. The Customer shall be entitled to rely on such cash projection information supplied by the Bank to the Customer and, notwithstanding any other provision of this Agreement, the Bank shall be liable to and shall indemnify the Customer for any losses or damages suffered by the Customer as a result of such reliance.

6.   Custody Account Transactions.

     (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions. Settlement and payment for Securities received for, and delivery of Securities out of, the Accounts may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs. Under all circumstances, Bank shall use its reasonable efforts to make delivery of Securities to a purchaser, dealer or their agents only against payment subject to local custom and regulations. Delivery of Securities out of an Account may also be made in any other manner specifically required by Instructions.

     (b) The Bank, upon receipt of Instructions, will credit or debit an Account on a contractual settlement date, if consistent with applicable law, with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to an Account on the date cash or Securities are actually received by the Bank and reconciled to such Account.

7.   Actions of the Bank.

     The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

     (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.



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     (b)  Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

     (c) Exchange interim receipts or temporary Securities for definitive Securities.

     (d) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

     (e) Receive and collect all income and principal with respect to Securities and to credit cash receipts to the Accounts.

     (f)  Take non-discretionary action on mandatory corporate actions.

     (g) Pay or cause to be paid, from the Accounts, any and all taxes and levies of any nature imposed on the Assets by any governmental authority in connection with custody of and transactions in such Assets.

     (h) In general, attend to all nondiscretionary details in connection with the custody, sale, purchase, transfer and other dealings with the Assets held in the Accounts.

     The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer sends the Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, the Customer shall be deemed to have approved such statement.

     All collections of funds or other property paid or distributed in respect of Securities in the Accounts shall be made at the risk of the Customer. The Bank shall have no liability for an loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Accounts in respect of which the Bank has agreed to take any action under this Agreement.

8.   Corporate Actions; Proxies; Tax Reclaims.

     (a) Corporate Actions. Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Customer notice of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

     When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions, as defined in Sub-section 11 of this Section I., but if


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Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Bank is authorized to act in accordance with the default option provided by local market practice and/or the issuer of the Securities. Fractional interests resulting from Corporate Action activity shall be treated in accordance with local market practices. The Bank shall be held harmless for any such action provided such action was made in good faith.

     The indemnification provision of this Sub-section 8(a) will survive the termination of this Agreement.

     (b) Proxy Voting. The Bank will provide proxy voting services only pursuant to the Client Services Guide. Proxy voting services may be provided by the Bank or, in whole or in part, by one or more third parties appointed by the Bank (which may be affiliates of the Bank).

     (c)  Tax Reclaims.

          (i) Subject to the provisions hereof and the receipt of Instructions as described in the Client Services Guide, the Bank will timely apply for or facilitate the application for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of the Customer which the Bank believes may be available to such Customer. The Bank shall notify the Customer that it is making such application for a reduction of withholding tax and refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of Customer.

          (ii) The provisions of tax reclaim services by the Bank is conditional upon the Bank receiving from the beneficial owner of Securities (A) a declaration of its identity and place of residence and (B) certain other documentation (pro forma copies of which are available from the Bank). The Bank shall use reasonable means to notify Customer of the declarations, documentation and information which the Customer is to provide to Bank in order for the Bank to perform the tax reclaim services described herein. The Customer acknowledges that, if the Bank does not receive such information, additional United Kingdom taxation will be deducted from all income received in respect of Securities issued outside the United Kingdom and that U.S. non-resident alien tax or U.S. backup withholding tax will be deducted from U.S. source income. The Customer shall provide to the Bank such documentation and information as it may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. The Customer undertakes to notify the Bank immediately if any such information requires updating or amendment.

          (iii) The Bank shall not be liable to the Customer or any third party for any tax, fines or penalties payable by the Bank or the Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by the Customer or any third party, or as a result of the provision to the Bank or any third party of inaccurate or misleading information or the withholding of material information by the Customer or any other third party,



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or as a result of any delay of any revenue authority or any other matter beyond the control of the Bank. The provisions of this Sub-section 8(c)(iii) shall survive the termination of this Agreement.

          (iv) The Customer confirms that the Bank is authorized to deduct from any cash received or credited to the Accounts any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Accounts.

          (v) The Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to the Customer from time to time and, upon Instructions as described in the Client Services Guide, the Bank may, if the Bank offers tax reclaim services in new markets, supplement or amend the markets in which the tax reclaim services are offered. Other than as expressly provided in this sub-clause and to the extent that the Bank acts in accordance with the information provided on Schedule B2, the Bank shall have no responsibility with regard to the Customer's tax position or status in any jurisdiction.

          (vi) The Customer confirms that the Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to the Customer or the Securities and/or Cash held for the Customer for the purpose of obtaining tax reclaims only. This provision does not authorize any other disclosure to any revenue authority or any governmental body without the prior written consent of Customer.

          (vii) Tax reclaim services may be provided by the Bank or, in whole or in part, by one or more third parties appointed by the Bank (which may be affiliates of the Bank); provided that the Bank shall be liable for the performance of any such third party to the same extent as the Bank would have been if it performed such services itself.

          (viii) The Bank shall monitor tax reclaims and report on such reclaims on a monthly basis.

9.   Nominees.

     Securities which are ordinarily held in registered form may be registered in the name of the Bank, Subcustodian or securities depository or any of their nominees, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. Under no circumstances, shall any of the Securities be registered in the name of Brinson Partners, Inc. unless the Bank has been instructed otherwise. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security in any manner the Bank deems to be fair and equitable.

     Where the Bank has been instructed by the Customer to hold any Securities in the name of any person or entity other than the Bank, its Subcustodian or any such entity's nominee, the


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Bank shall not be responsible for any failure to collect such dividends or other income or participate in any such corporate action with respect to such Securities.

10.  Authorized Persons.

     As used in this Agreement, the term "Authorized Person" means persons as have been designated on Schedule B3, or entities as have been designated on Schedule B4, as such Schedules may be amended from time to time by written notice from the Customer or its designated agent to act on behalf of the Customer under this Agreement. Such persons or entities shall continue to be Authorized Persons until such time as the Bank receives Instructions that any such person or entity is no longer an Authorized Person. Prior to the delivery of the Assets to the Bank, the Bank shall provide to Customer a list of designated system user ID numbers and passwords that the Customer shall be responsible for assigning to Authorized Persons. The Bank shall assume that an electronic transmission received and identified by a system user ID number and password was sent by an Authorized Person. The Bank agrees to provide additional designated system user ID numbers and passwords as needed by the Customer. The Customer authorizes the Bank to issue new system user ID numbers upon the request of a previously existing Authorized Person. Upon the issuance of additional system user ID numbers by the Bank to the Customer, Schedule B4 shall be deemed automatically amended accordingly. The Customer authorizes and instructs the Bank to assume that a facsimile transmission received which sets forth only the typed name of an Authorized Person is an Instruction sent by an Authorized Person. The Customer authorizes the Bank to receive, act and rely upon any Instructions received by the Bank which have been issued, or purport to have been issued, by an Authorized Person.

     Any Authorized Person may cancel/correct or otherwise amend any Instruction received by the Bank, but the Customer agrees to indemnify the Bank for any liability, loss or expense incurred by the Bank and its Subcustodians as a result of their having relied upon or acted in good faith on any prior Instruction. The Bank will use its reasonable efforts to process trades once the trades have settled, upon receipt of an amendment or cancellation of an Instruction to deliver or receive any security or funds with respect to such trades.

11.  Instructions.

     The term "Instructions" for purposes of Section I. of this Agreement means instructions of any Authorized Person received by the Bank, via telex, facsimile transmission, bank wire, SWIFT or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank reasonably believes in good faith to have been given by Authorized Persons or by such other means as may be agreed in writing by Bank and Customer or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify and provided that such Instructions are timely received by the Bank. Unless otherwise expressed, Instructions shall continue in full force and effect until canceled or superseded.

     The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.


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         II.  ADMINISTRATIVE, ACCOUNTING AND TRANSFER AGENCY SERVICES

     The Customer hereby appoints the Bank as its administrative, accounting services and transfer agent to the Series, and the Bank hereby accepts such appointment. This Section II. of this Agreement relates solely to the provision of administrative, accounting and transfer agency services to the Customer and its Series. For purposes of this Section II., the term "Bank" shall include the Bank and its agents.

A.   Administrative Services

     1.   Services.

          Subject to the succeeding provisions of this section and subject to the direction and supervision of the Board of Trustees of the Customer, Bank shall provide to Customer and each of the Series administrative services as set forth in Schedule C attached hereto and incorporated by reference into this Agreement. In addition to the obligations set forth in Schedule C, the Bank, in its capacity as administrator for the Customer and each of the Series ("Administrator"), shall: (i) provide its own office space, facilities, equipment and personnel for the performance of its duties under this Section II.A. of this Agreement; and (ii) take all actions the Bank deems necessary to properly execute administration on behalf of the Series.

     2.   Cooperation of Other Parties.

          So that the Bank may perform its duties under the terms of this Agreement, the Board of Trustees of the Customer shall direct the officers, investment adviser, legal counsel, independent accountants and other agents of the Customer to cooperate with the Bank in performing administrative services hereunder and, upon request of the Bank, to provide such information, documents and advice as is within the possession or knowledge of such persons provided that no such person need provide any information to the Bank if to do so would result in the loss of any privilege with respect to such information unless the Customer elects to waive such privilege. In the event that the Customer does not elect to waive such privilege, the Bank shall not be liable for and shall be indemnified against any losses directly resulting from the failure to deliver such information, documents or advice. In connection with its duties hereunder, the Bank shall be entitled to rely, and shall be held harmless by the Customer when acting in reliance upon the instruction, advice or any documents relating to the Customer as provided to the Bank by any of the aforementioned persons provided that such reliance is reasonable.

          The indemnification provisions of this Sub-section 2 of this Section II.A. shall survive the termination of the Agreement.

     3.   Compliance with Laws and Other Requirements.

          Any activities performed by the Bank under this Section II.A. of this Agreement shall conform to the requirements of:


                                      10

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          (a)  the provisions of the 1940 Act and of any rules or regulations in force thereunder;

          (b)  any other applicable provision of state and Federal law;

          (c) the provisions of the Declaration of Trust and the By-Laws of the Customer, as amended from time to time;

          (d) any policies and determinations of the Board of Trustees of the Customer provided to the Bank in writing; and

          (e) the fundamental policies of the Series as reflected in the Customer's registration statement on Form N-lA ("Form N-lA") under the 1940 Act and the Securities Act of 1933 (the "1933 Act") and any amendments thereto.

     4.   Non-Exclusivity.

          Nothing in this Agreement shall prevent the Bank or any officer or employee thereof from acting as administrator for or with any other person, firm, corporation or trust. While the administrative services supplied to the Customer and the Series may be different than those supplied to other persons, firms, corporations or trusts, the Bank shall provide the Customer and the Series equitable treatment in supplying services. The Bank agrees to maintain the records and all other information of the Customer and the Series as required by the 1940 Act and shall not use such information for any purpose other than the performance of the Bank's duties under this Agreement.

B.   Accounting Services

     1.   Services.

          The Bank, in its capacity as accounting services agent for the Customer and the Series ("Accounting Agent"), will in addition to the duties and functions listed below, perform accounting services listed in Schedule D attached hereto.

     2.   Instructions.

          For purposes of this Section II.B. of this Agreement:

          (a) Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to the Bank in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by an Authorized Person, as defined in Sub-section 10 of Section I. of this Agreement or by any of the Customer's officers, employees, shareholders or other agents reasonably believed by Bank to be authorized to give such Oral Instructions.

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

          (b) Written Instructions shall mean an authorization, instruction, approval, item or set of data or information of any kind transmitted to the Bank in original writing containing original signatures or a copy of such document transmitted by telecopy or facsimile transmission including transmission of such signature reasonably identified to the Bank to be the signature of an Authorized Person, as defined in Sub-section 10 of Section I. of this Agreement or by any of the Customer's officers, employees, shareholders or other agents reasonably believed by Bank to be authorized to give such Written Instructions.

     3.   Maintenance of Accounts and Records.

          To the extent the Bank receives the necessary information from the Customer or its agents by Written or Oral Instructions, the Bank shall maintain and keep current the following Accounts and Records relating to the Customer's business in such form as may be agreed upon between the Customer and the Bank:

          (a)  Net Asset Value Calculation Reports;

          (b)  cash Receipts Journal;

          (c)  cash Disbursements Journal;

          (d)  dividends Paid and Payable Schedule;

          (e)  purchase and Sales Journals - Portfolio Securities;

          (f)  security Ledgers - Transaction Report and Tax Lot Holdings
               Report;

          (g)  broker Ledger - Commission Report;

          (h)  daily Expense Accruals;

          (i)  daily Interest Accruals;

          (j)  daily Trial Balance;

          (k)  portfolio Interest Receivable and Income Journal;

          (1)  portfolio Dividend Receivable and Income Register;

          (m) listing of Portfolio Holdings - showing cost, market value and percentage of portfolio comprised of each security;

          (n)  average daily net assets provided on monthly basis; and

          (o)  daily accounting reports as agreed to by the parties.

          The necessary information to perform the above functions and the calculation of each Series' net asset value as provided below, is to be furnished by Written or Oral Instructions to the Bank daily (in accordance with the time frame identified in Sub-section 7 of this Section II.B.).

     4.   Calculation of Net Asset Value.

          The Bank shall perform the calculations necessary to calculate each Series' net asset value daily, in accordance with: (i) the Customer's Advisory Agreements and Declaration of Trust; (ii) the provisions of the Customer's Form N-lA; and (iii) any other procedures approved by the Board of Trustees of the Customer and supplied to the Bank by the Customer in writing. Portfolio items for which market quotations are available by the Bank's use of automated financial information services which shall be authorized the Customer in writing to the Bank ("Services") shall be based on the closing prices of such Services except where the Customer has given or caused to be given specific Written Instructions to utilize a different value. Restricted securities and other securities requiring valuation not readily ascertainable solely by such Services shall be given values as the Customer provides by Written Instructions. The Bank shall not have any responsibility or liability for: (i) the accuracy of prices quoted by any of the Services; (ii) the accuracy of any information supplied by the Customer; or (iii) for any loss, liability, damage, or cost arising out of any inaccuracy, delay or omissions from such data provided by the Services or the Customer. The Bank shall have no responsibility or duty to include information or valuations to be provided by the Customer in any computation unless and until it is timely supplied to the Bank in usable form. The Bank shall record corporate action information of which it has become aware in its capacity as Custodian for Customer or from the Services or the Customer. The Bank shall not have any duty to gather or record corporate action information not supplied by these sources.

          The Bank will not be responsible for any losses, damages or costs to the Customer, the Series or its shareholders for any price errors caused by: the Customer, the Series, its advisers, corporate action and dividend information, or any other party other than the Bank itself.

     5.   Authority to Act Upon Receipt of Instructions.

          For all purposes under Section II.B. of this Agreement, the Bank is authorized to act upon receipt of any Written or Oral Instruction. The Customer agrees to provide Written Instructions to the Bank with respect to trade confirmation and cash instruction. The Bank shall be entitled to rely on any Oral or Written Instruction received. For any act or omission undertaken in compliance with such Oral or Written Instruction received, the Bank shall be free of liability and fully indemnified and held harmless by the Customer, provided, however, that in the event an Oral or Written Instruction received by the Bank is countermanded by a timely later Oral or Written Instruction received by the Bank prior to acting upon such countermanded Instruction, the Bank shall act upon such later Oral or Written Instruction. The indemnification provisions of this Sub-section 5 shall survive termination of this Agreement.

     6.   Provision of Reports.

          The Bank shall promptly supply daily and periodic reports to the Customer as requested by the Customer and agreed upon by the Bank.

     7.   Provision of Information by the Customer.

          The Customer shall provide to the Bank or shall cause to be provided to the Bank as of the close of each business day or on such other schedule as the Bank determines is necessary, Oral or Written Instructions containing any additional data or information necessary for the Bank to maintain the Customer's and the Series' Accounts and Records. Such Oral or Written Instructions shall be delivered to the Bank no later than 11:00 a.m., Eastern time the following business day.

     8.   Adoption of Additional Procedures.

          In connection with and in furtherance of the rendering of services under this Section II.B., the Bank and the Customer may from time to time adopt such procedures as agreed upon in writing, and the Bank may conclusively assume that any procedure approved by the Customer or direction by the Customer does not conflict with or violate any requirements of the Customer's Declaration of Trust, By-Laws, or any rule or regulation of any regulatory body or governmental agency.

C.   Transfer Agency Services

     1.   Services.

          The Bank, in its capacity as transfer agent to the Customer and the Series ("Transfer Agent") will, in addition to the duties and functions listed below, perform the duties and functions of a transfer agent for an open-end investment company as listed in Schedule E attached hereto. The terms as defined in this Section II.C. wherever used in this Section II.C., or in any amendment or supplement with respect to this Section II.C., shall have the meanings herein specified unless the context otherwise requires.

          Share Certificates shall mean the certificates representing shares of beneficial interest of the Series.

          Shareholders shall mean the registered owners of the Shares of the Series in accordance with the share registry records maintained by the Bank.

          Shares shall mean the issued and outstanding shares of the Series.

          Signature Guarantee shall mean the guarantee of signatures by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     2.   Issuance of Shares.

          The Bank, as Transfer Agent, shall make original issuances of Shares in accordance with Sub-sections 7 and 8 of this Section II.C. of this Agreement and with the Customer's Declaration of Trust upon the written request of the Customer and upon being furnished with: (i) a certified copy of a resolution or resolutions of the Board of Trustees of the Customer authorizing such; and (ii) necessary funds for the payment of any original issue tax applicable to such additional Shares.

     3.   Transfer of Shares.

          Transfers of Shares shall be registered and new Shares issued by the Bank upon redemption of outstanding Shares:

          (a) in the form deemed by the Bank to be properly endorsed for transfer;

          (b) with all necessary endorser's signatures as required to be guaranteed in accordance with the Customer's Form N-lA;

          (c) upon receipt of such assurances as the Bank shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement; and

          (d) upon receipt of satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes.

     4.   Reliance on Applicable Law.

          In registering transfers, the Bank, as Transfer Agent, will comply with applicable law relating to its activities as Transfer Agent for the Customer.

     5.   Maintenance of Records.

          The Bank will maintain records in the usual form in which it will note the issuance, transfer and redemption of Shares. The Bank is responsible for providing reports of Share purchases, redemptions and total Shares outstanding on the next business day after each net asset value calculation. The Bank is authorized to keep records, which will be part of the transfer records, in which it will note the names and registered address of Shareholders and the number of Shares and fractions thereof held by them.

     6.   Reliance Upon Lists, Instructions or Other Instruments.

          The Bank, as Transfer Agent, may rely conclusively and act without further investigation upon any list, instruction, certification, authorization or other instrument or paper believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned, or executed by a duly authorized person or persons, or upon the instructions of any officer of the Customer, or upon the advice of counsel for the Customer or for the Bank. The Bank may record any transfer of Shares which is reasonably believed by it to have been duly authorized or may refuse to record any transfer of Shares if in good faith, the Bank, in its capacity as Transfer Agent, deems such refusal necessary in order to avoid any liability on the part of either the Series or the Bank. The Customer agrees to indemnify and hold the Bank harmless from and against any and all losses, costs, claims, and liability which it may suffer or incur by reason of so relying or acting or refusing to act, except for actions taken pursuant to advice of the Bank's counsel and actions resulting from the Bank's negligence or lack of good faith. The Bank shall maintain and reconcile all operating bank accounts necessary to facilitate all transfer agency processes; including, but not limited to, distribution disbursements, redemptions and payment clearance accounts. The indemnification provisions of this Sub-section II.C.6. shall survive the termination of this Agreement.

     7.   Processing of Purchase Orders.

          Prior to the daily determination of net asset value in accordance with the Customer's Declaration of Trust and Form N-lA, the Bank shall process all purchase orders received since the last determination of each Series' net asset value.

          The Bank shall place a purchase order daily with the appropriate Series for the proper number of Shares and fractional Shares to be Purchased and confirm such number to the Customer in writing.

     8.   Issuance and Crediting of Shares.

          The proper number of Shares and fractional shares shall then be issued daily and credited by the Bank to the Shareholder Registration Records. The Shares and fractional Shares purchased for each Shareholder will be credited by the Bank to that Shareholder's account. The Bank shall mail to each Shareholder a confirmation of each purchase, with copies to the Customer as requested by the Customer. Such confirmations will show the prior Share balance, the new Share balance, the amount invested and the price paid for the newly purchased Shares.

     9.   Daily Processing of Redemption Requests.

          The Bank shall, prior to the daily determination of net asset value in accordance with the Customer's Declaration of Trust and Form N-1A, process all requests from Shareholders to redeem Shares and determine the number of Shares required to be redeemed to make monthly payments, automatic payments or the like. Thereupon, the Bank shall advise the Customer of total number of Shares available for redemption and the number of Shares and fractional Shares requested to be redeemed. The Bank shall furnish the Customer with an appropriate confirmation of the redemption and process the redemption by making the proper distribution and application of the redemption proceeds in accordance with the Customer's Declaration of Trust and Form N-1A then in effect. The registry books recording outstanding Shares, the Shareholder Registration Records and the individual account of the Shareholder shall be properly debited.

     10. Redemptions After Recent Purchase.

          With respect to redemption of Shares which have been purchased within fifteen (15) calendar days of a redemption request, the Customer shall provide the Bank, from time to time, with Written Instructions concerning the time within which such requests may be honored.

                           III.  GENERAL PROVISIONS
                                 ------------------

1. Standard of Care; Liabilities - Section I.

     (a) With respect to Section I. of this Agreement, the Bank shall be responsible for the performance of only such duties as are set forth in Section
I. of this Agreement or expressly contained in Instructions which are consistent with the provisions of Section I. of this Agreement as follows:

          (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the negligence or willful misconduct of the Bank or a Subcustodian with respect to the safekeeping of such Assets. In the event of any loss to the Customer or Series by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer and the Series only to the extent of the Customer's actual damages.

          (ii) The Bank will not be responsible for any act, omission, default or the solvency of any agent which it or a Subcustodian uses unless such use was made negligently or in bad faith.

          (iii) The Customer and the Series shall be indemnified by, and without liability to, the Bank for any action taken or omitted by the Bank within the scope of this Agreement as a result of the Bank's negligence or willful misconduct.

          (iv) The Bank and its nominees shall be indemnified by, and without liability to, the Customer, the Series, or the Shareholders for any action taken or omitted by the Bank whether pursuant to or in reliance upon Instructions for any losses arising out of the Bank's performance hereunder, arising out of its nominees acting as a nominee or holder of record of the Securities, or for any action or omission otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this

Agreement, the Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

          (v) The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts.

          (vi) The Bank shall be entitled to rely, and may act, upon the advice of counsel for the Customer on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

          (vii) Without limiting the foregoing, the Bank shall not be liable for any loss which results from: 1) the general risk of investing, or 2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets provided, however, that where the Bank is required to provide information to the Customer as part of its services herewith, the Bank shall be responsible for obtaining and relaying such information in accordance with the standard of care described in this Section III.1.

          (viii) In no event shall the Bank be liable to the Customer or the Series for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (b) Consistent with and without limiting the first paragraph of this Sub-
section 1 of this Section III. of this Agreement , it is specifically acknowledged that the Bank shall have no duty or responsibility to:

          (i) supervise or make recommendations with respect to investments or the retention of Securities;

          (ii) advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Sub-section 5(c) of Section I. of this Agreement;

          (iii) evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant to this Agreement. Nothing contained in this clause shall limit the Bank's responsibilities pursuant to Section I.4 of this Agreement;

          (iv) review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Sub-section 10 of Section
I. of this

Agreement) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank;

          (v) The Bank hereby warrants to the Customer that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Customer's Securities pursuant to this Agreement afford reasonable protection for such Securities given prevailing practices, procedures and controls available in that market; and

          (vi) The provisions of this Section III. 1 shall survive the termination of this Agreement.

2. Standard of Care; Liabilities - Section II.

     (a) For purposes of Section II. of this Agreement, the Bank shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Bank or the Customer, the Series, or the Shareholders in connection with the matters to which this Agreement relates, except for a loss or expense to the extent caused by or resulting from willful misfeasance, bad faith or negligence on the Bank's part in the performance of its duties or from reckless disregard by the Bank of its obligations and duties under this Agreement. In the performance of its services, however, the Bank shall be obligated to exercise the due care and diligence of an open-end fund administrative, accounting and transfer agent. In no event shall the Bank be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (b) Subject to Section 2(a) above, the Bank shall not be responsible for, and the Customer shall indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities incurred by the Bank, any of its agents, or the Customer's agents in the performance of its/their duties hereunder, including but not limited to those arising out of or attributable to:

          (i) any and all actions of the Bank or its officers or agents required to be taken pursuant to this Agreement;

          (ii) the reasonable reliance on or use by the Bank or its officers or agents of information, records, or documents which are received by the Bank or its officers or agents and furnished to it or them by or on behalf of the Customer, and which have been prepared or maintained by the Customer or any third party on behalf of the Customer;

          (iii) the Customer's refusal or failure to comply with the material terms of this Agreement or the Customer's lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

          (iv) the breach of any material representation or warranty of the Customer hereunder;

          (v) the taping or other form of recording of telephone conversations or other forms of electronic communications with investors and shareholders, or reliance by the Bank, its officers or agents on telephone or other electronic instructions of any person acting on behalf of a shareholder or shareholder account for which telephone or other electronic services have been authorized, provided the Bank, its officers or agents complies with all laws relating to the taping or other form of recording of telephone conversations;

          (vi) the reliance on or the carrying out by the Bank or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Customer or recognition by the Bank or its officers or agents of any share certificates which are reasonably believed to bear the proper signatures of the officers of the Customer and the proper countersignature of any transfer agent or registrar of the Customer;

          (vii) any delays, inaccuracies or omissions from information or data provided to the Bank or its officers or agents by data services, corporate action services, Services or securities brokers and dealers;

          (viii) the offer or sale of shares by the Customer in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions or omissions by the Customer or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Customer prior to the effective date of this Agreement;

          (ix) any failure of the Customer's registration statement to materially comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Customer's prospectus; and

          (x) the actions taken by the Customer, and its investment advisers, in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply.

     (c) In performing the services required under Section II. hereof, the Bank shall be entitled to rely on any Oral or Written Instructions, notices or other communications, including electronic transmissions, from the Customer and its officers and trustees, investors, agents and other service providers which the Bank or its agents reasonably believes to be genuine, valid and authorized, and shall be indemnified by the Customer for any loss or expense caused by such reliance. The Bank shall be entitled to consult with and rely on the advice and opinions of outside legal counsel retained by the Customer, as necessary or appropriate.

     (d) The Bank shall indemnify and hold the customer and the Series harmless from and against any and all losses, damages, costs, charges, reasonable attorneys' fees and expenses, payments and liabilities arising out of or attributable to the Bank's refusal or failure to comply with the material terms of this Agreement; the Bank's breach of any material representation made by it herein; or the Bank's lack of good faith or acts involving negligence, willful misfeasance or reckless disregard of its duties under this Agreement.

     (e) The provisions of this Section III.2. shall survive the termination of this Agreement.

3. Indemnification.

     (a) In connection with any indemnification required under this Section III., the party seeking indemnification ("Indemnified Party") shall give written notice within a reasonable period of time to the other party ("Indemnifying Party") of a written assertion or claim of any threatened or pending legal proceeding which may be subject to this indemnification. The failure to so notify the Indemnifying Party of such written assertion or claim shall not, however, operate in any manner whatsoever to relieve the Indemnifying Party of any liability arising from this Section III. or otherwise, except to the extent failure to give notice prejudices the Indemnifying Party.

     (b) For any legal proceeding giving rise to indemnification under this Agreement, the Indemnifying Party shall be entitled to defend or prosecute any claim in the name of the Indemnified Party at its own expense and through counsel of its own choosing if it gives written notice to the Indemnified Party within fifteen (15) business days of receiving notice of such claim. Notwithstanding the foregoing, the Indemnified Party may participate in the litigation at its own expense through counsel of its own choosing. If the Indemnifying Party chooses to defend or prosecute such claim, then the parties shall cooperate in the defense or prosecution thereof and shall furnish such records and other information as are reasonably necessary.

     (c) The provisions of this Sub-section 3 shall survive the termination of this Agreement.

4. Use of Other Parties by the Bank.

     (a) In furnishing the services required to be provided under Section II. of this Agreement, the Bank may, upon prior written approval of Customer, sub-contract with other parties ("Other Parties") for the provision of all or such part of those services as Bank deems appropriate. In the event that the Bank utilizes the services of Other Parties in performing the functions required to be performed by it as set forth in Section II. of this Agreement, the Bank shall be responsible for the actions of such Other Parties to the same extent as if the Bank performed such functions, except for as provided under Sub-section III.4(e) of this Agreement. Termination of such Other Parties may be made only upon prior written approval of Customer.

     (b) To the extent the Bank contracts with Other Parties to perform services required by Section II., of this Agreement, Bank is authorized to make representations in writing to such Other Parties concerning the Customer only
(i) to the same extent as the Customer makes representations and warranties to the Bank in this Agreement; and (ii) concerning the obligations of Customer set forth in Sub-section III.4(c) of this Agreement.

     (c) The Customer and the Bank agree that to the extent the Bank utilizes Other Parties to perform certain functions called for by Section II. of this Agreement, the Customer may communicate directly with such Other Parties and agrees to pay the direct Customer expenses set forth in Schedule F.

     (d) To the extent the Bank contracts with Other Parties to perform any of the functions required under Section II. of this Agreement and is required pursuant to contracts with such Other Parties to supply documents to such Other Parties relating to the Customer, the Customer shall supply such documents to the Bank upon reasonable request.

     (e) The Bank shall enter into a sub-administration agreement dated as of the date of this Agreement (the "Sub-Administration Agreement") with FDI Distribution Services, Inc., or its delegatee (the "Sub-Administrator') for the provision of sub-administration services as outlined in Schedule C.V. Any claim for breach of this Agreement arising out of or attributable to the Sub-Administrator's performance or nonperformance of its duties under the Sub-Administration Agreement may only be brought by Customer, its rightful assignee or third-party beneficiary, against the Sub-Administrator, and not against the Bank. In addition, the Customer shall indemnify and hold the Bank harmless from and against any and all losses, damages, costs, charges, reasonable attorneys' fees and expenses, payments and liabilities arising out of or attributable to Sub-Administrator's conduct in respect of the Customer, including the Sub-Administrator's performance or nonperformance of its duties under the Sub-Administration Agreement.

5.   Representations and Warranties of Customer.

     The Customer represents and Warrants to Bank that:

     (a) the Customer is a business trust duly organized and existing and in good standing under the laws of the State of Delaware;

     (b) The Customer is an open-end investment company properly registered under the 1940 Act; and

     (c) all records and regulatory filings of the Customer have been properly maintained or made in accordance with applicable laws.

6.   Representations of Bank

     The Bank represents and warrants to the Customer that:

     (a) the Bank is a New York State Chartered Trust Company duly organized and existing and in good standing under the laws of New York;

     (b) the Bank is empowered under applicable laws and by its Charter Document and By-Laws to enter into and perform this Agreement;

     (c) all requisite proceedings have been taken to authorize the Bank to enter into and perform this Agreement;

     (d) the Bank is not a party to any pending or threatened legal proceedings which would impair its ability to perform the duties and obligations called for by this Agreement; and

     (e) the Bank will only sub-contract with an Other Party to perform services under this Agreement if such Other Party:

          (i) is duly organized, existing and in good standing under the laws of its state of organization;

          (ii) is duly qualified to carry on its business wherever it is legally required to be so qualified;

          (iii) is empowered under applicable laws and by its charter documents and By-Laws to perform the functions required under Section II. of this Agreement which the Bank has contracted with it to provide;

          (iv) has and will continue to have access to the facilities, personnel and equipment required to fully perform the functions which the Bank has contracted with it to provide; and

          (v) is not a party to any pending or threatened legal proceedings which would impair such Other Party's ability to perform the duties and obligations which the Bank has contracted with it to provide.

7.   Fees and Expenses.

     (a) The Customer agrees to pay the Bank or its agents for all services to be provided under this Agreement such amount as may be agreed upon in writing and as set forth on Schedule F. For any amount of fees that has not been contested in accordance with Sub-section (e) of this Section III.7., the Bank shall have a lien on and is authorized to charge the Account of any Series for any amount owing to the Bank by Customer on behalf of such Series under any provision of this Agreement. The fee schedule agreed to and as set forth on Schedule F shall be fixed for a period of three years from the date hereof.

     (b) The Bank is, and any subcustodians are, authorized to charge the Account of any Series for such items and the Bank shall have a lien, charge and security interest on any and all

Assets of such Series for any amount owing to the Bank with respect to such Series from time to time under this Agreement.

     (c) The Customer may from time to time request additional services, additional processing, or special reports. The Customer shall submit such requests in writing together with such specifications and requirements documentation as may be reasonably required by the Bank. If the Bank elects to provide such services or arrange for their provision, it shall be entitled to additional fees and expenses at its customary rates and charges. The Bank's agreement to perform such additional services shall not be unreasonably withheld.

     (d) The Bank will render, after the close of each month in which services have been furnished, a statement reflecting all of the charges for such month. Undisputed charges remaining unpaid after sixty (60) days shall bear interest in finance charges equivalent to, in the aggregate, the Prime Rate (as determined by the Bank) plus two percent per year and all costs and expenses of effecting collection of any such sums, including reasonable attorney's fees, shall be paid by the Customer to the Bank.

     (e) In the event that the Customer is more than ninety (90) days delinquent in its payments of monthly billings in connection with this Agreement (with the exception of specific amounts which may be reasonably contested by the Customer), this Agreement may be terminated upon sixty (60) days' written notice to the Customer by the Bank. The Customer must notify the Bank in writing of any contested amounts within thirty (30) days of receipt of a billing for such amounts. Disputed amounts are not due and payable while they are being investigated.

8. Records; Proprietary Nature; Duty to Maintain; Access and Inspection; Report on Internal Accounting Controls.

     (a) Proprietary Name. The Bank agrees that all accounts, books and records of the Bank relating thereto, in its capacity as Custodian under this Agreement, are the property of the Bank. The Bank agrees that all accounts, books and records of the Customer maintained in its capacity as Administrator, Accounting Services and Transfer Agent pursuant to Section 31 of the 1940 Act and Rule 3la-1 and 3la-2 are the property of the Customer. All books and records maintained in accordance with this Agreement shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Customer. All such accounts, books and records shall be maintained and preserved in the form acceptable to and the periods prescribed by the Customer and in accordance with and for the periods prescribed by the 1940 Act and the Rules and Regulations thereunder, including, without limitation,
Section 31 thereof and Rules 3la-1 and 3la-2 thereunder.

     (b) Access and Inspection. The Bank shall assist the Customer, the Customer's independent auditors, or, upon approval of the Customer, any regulatory body, in any requested review of the Customer's or Series' accounts, books and records maintained by the Bank in its capacity as Custodian, Administrative, Accounting or Transfer Agent. The Bank shall be reimbursed by the Customer for all reasonable expenses incurred in connection with any such review, other than routine and normal periodic reviews and audits. Bank, in its capacity as Accounting Agent, will supply the necessary data for the Customer's or an independent auditor's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Customer and the Bank shall agree upon from time to time. In case of any other request or demand for the inspection of any accounts, books or records maintained by the Bank on Customer's behalf, the Bank shall not permit such inspection except upon prior written approval of Customer, which approval shall not be unreasonably withheld.

     (c) Records of Subcustodians. Subject to restrictions under applicable law, the Bank shall also obtain from each Subcustodian an undertaking to permit the Customer's independent public accountants reasonable access to the records of each Subcustodian which has physical possession of any Assets, as may be required in connection with the examination of the Customer's books and records.

     (d) Report on Internal Accounting Controls. Upon reasonable request from the Customer, the Bank shall furnish the Customer such reports (or portions thereof) of the Bank's system of internal accounting controls (SAS-70) applicable to the Bank's duties under this Agreement. The Bank shall use its reasonable efforts to obtain and furnish the Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Customer's assets.

9.   Miscellaneous.

     (a) Foreign Exchange Transactions. To facilitate the administration of the Customer's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer on behalf of a Series on a principal and agency basis and may also provide foreign exchange through its subsidiaries, affiliates, Subcustodians or third parties. Instructions, including standing instructions, may be issued with respect to such contracts but the Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

     (b) Certification of Residency, etc. The Customer certifies that it is a resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications. The indemnification provisions of this Sub-section 9(b) shall survive termination of this Agreement.

     (c) Governing Law; Successors and Assign. This Agreement shall be governed by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.

     (d) Entire Agreement: Applicable Riders. This Agreement consists exclusively of this document together with Schedule Al, Schedule A2, Schedules Bl, B2, B3, B4, Schedule C, Schedule D, Schedule E, and Schedule F. There are no other provisions of this Agreement, and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties. With respect to the services required to be provided under Section II. of this Agreement, the Bank and the Customer may from time to time adopt such procedures to facilitate the provision of such services, as agreed upon in writing.

     (e) Severability. In the event that one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

     (f) Waiver. Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

     (g) Notices. All notices under this Agreement shall be effective when actually received. Any notices or other communications which may be required under this Agreement are to be sent to the parties at the following addresses or such other addresses as may subsequently be furnished to the other party in writing by certified or registered mail, unless otherwise specified in this Agreement or in the Client Services Guide:

          Bank:     Morgan Stanley Trust Company
                    One Pierrepont Plaza
                    Brooklyn, NY 11201
                    Attention: President

                    or facsimile: (718) 754-6160

          Customer: The Brinson Funds
                    209 South LaSalle Street
                    Chicago, IL 60604-1295
                    Attention: President

                    or facsimile: (312) 554-3935

     (h) Term and Termination.

          (i) This Agreement shall become effective on the date first written above and shall continue in effect for an initial three year period. The Agreement may be terminated in its entirety or as to Section I. or Section II. only prior to the expiration of the initial term only if a party commits a material breach of any term or condition hereof and any such breach is not cured or rectified within ninety (90) calendar days after the party claiming the breach shall have given written notice of such to the other party ("Curable Breach") except that neither party shall have a right to cure a material breach resulting from willful misconduct, reckless disregard or intentional misconduct ("Non-curable Breach"). In the event that a Curable Breach is not cured within such ninety (90) day period, the party claiming a material breach shall have thirty (30) days to notify the party committing the breach of its intention to terminate this Agreement in accordance with subparagraph (ii) of Section III.9.(h).

          (ii) The Customer or the Bank may give notification of termination to the other party following a Non-Curable Breach or following a Curable Breach which has not been cured or after the initial three year period by giving ninety
(90) days written notice to the other, provided that such notice to the Bank shall specify the names of the persons to whom the Bank shall deliver the Assets in the Accounts; and further provided that, if Bank is the terminating party (other than on account of a material breach hereof by Customer) Customer may extend the termination period by up to an additional sixty (60) days by sending prompt written notice ("Extension Notice") to Bank of its intent to do so (including the number of additional days). If notice of termination is given by the Bank, the Customer shall, within ninety (90) days (or such other amount of days as is contemplated by the Extension Notice) following receipt of the notice, deliver to the Bank Instructions specifying the names of the persons to whom the Bank shall deliver the Assets. In either case the Bank will deliver the Assets to the persons so specified, after deducting any amounts which the Bank determines in good faith to be owed to it under Sub-section 7 of Section III. of this Agreement.

          If within ninety (90) days following receipt of a notice of termination by the Bank, the Bank does not receive Instructions from the Customer specifying the names of the persons to whom the Bank shall deliver the Assets, the Bank, at its election, may deliver the Assets to a bank or trust company doing business in any State within the United States to be held and disposed of pursuant to the provisions of this Agreement, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to the Bank; provided, however, that the Bank shall have no obligation to settle any transactions in securities for the Accounts following the expiration of the ninety (90) day period referred to in this sentence except those transactions which remained open prior to the expiration of such ninety (90) day period.

          (iii) Termination as to One or More Series. This Agreement may be terminated as to one or more Series (but less than all of the Series) by delivery of an amended Schedule Bl deleting such Series, in which case termination as to such deleted Series shall take effect sixty (60) days after the date of such delivery. The execution and delivery of an amended Schedule B1 which deletes one or more Series shall constitute a termination of this Agreement only with respect to such deleted Series, shall be governed by the preceding provisions of this

Sub-section 9(h) of Section III. of this Agreement as to the identification of a successor custodian and the delivery of Assets of the Series so deleted to such successor custodian, and shall not affect the obligations of the Bank and the Customer hereunder with respect to the other Series set forth in Schedule Bl, as amended from time to time.

     (i) Several Obligations of the Series. With respect to any obligations of the Customer on behalf of the Series and their related Accounts arising out of this Agreement, the Bank shall look for payment or satisfaction of any obligation solely to the assets and property of the Series and such Accounts to which such obligation relates as though the Customer had separately contracted with the Custodian by separate written instrument with respect to each Series and its related Accounts.

     (j) Representations and Warranties. (A) The Customer represents and warrants that (i) the execution, delivery and performance of this agreement (including, without limitation, the ability to obtain the short-term extensions of credit in accordance with Section I.5.) are within the Customer's and the Series' power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Customer, and (ii) this Agreement and each extension of short-term credit extended to or arranged for the benefit of any Series in accordance with Section I.5. shall at all times constitute a legal, valid and binding obligation of the Customer on behalf of and solely from the assets attributable to such Series and be enforceable against the Customer on behalf of and solely from the assets attributable to such Series in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (k) The Bank represents and warrants that (i) the execution, delivery and performance of this Agreement are within the Bank's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Bank and (ii) this Agreement constitutes the legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (l) Force Majeure. Subject to reasonable compliance with the Bank's then-existing disaster recovery plans, the Bank shall not be liable for any harm, loss or damage suffered by the Customer, its investors, or other third parties or for any failure or delay in performance of the Bank's obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond the Bank's control. In the event of a force majeure, any resulting harm, loss, damage, failure or delay by the Bank will not give the Customer the right to terminate this Agreement.

     (m) Confidentially.

          (i) Except to the extent necessary to perform the functions required under this Agreement, the Bank, its agents and employees shall maintain the confidentiality of information concerning any Assets held under this Agreement, including in dealings with affiliates of the Bank. In the event the Bank or any Subcustodian is requested or required to disclose any confidential information concerning any such Assets, the Bank shall, to the extent practicable and legally permissible, promptly notify the Customer of such request or requirement so that the Bank may seek a protective order or waive any objection to the Bank's or such Subcustodian's compliance with this Sub-section 9(m). In the absence of such a waiver, if the Bank or such Subcustodian is compelled, in the opinion of its counsel, to disclose any confidential information, the Bank or such Subcustodian may disclose such information to such persons as, in the opinion of counsel, is so required.

          (ii) The Customer shall maintain the confidentiality of, and not provide to any third parties absent the written permission of the Bank, any computer software, hardware or communications facilities made available to the Customer or its agents by the Bank.

          (iii) Neither the Bank nor any Other Party may create written or other promotional materials and/or distribute such promotional materials to the public or to prospective customers or clients which state that it is providing services to the Customer or any of its affiliates in connection with this Agreement without the prior verbal or written consent of the Customer, which consent will not be reasonably withheld. For purposes of Sub-section 9(m) of this Agreement, the term "written or other promotional materials" shall mean any (A) material prepared in connection with the solicitation of prospective or existing customers; and (B) material published, or designed for use in, a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, telephone directories (other than routine listings), electronic or other public media.

                                       THE BRINSON FUNDS


                                       By: /s/ E. Thomas McFarlan
                                           -------------------------------------
                                       Title: President/Treasurer
                                       Date:  May 6, 1997



                                       MORGAN STANLEY TRUST COMPANY


                                       By: /s/ G. Federico
                                           -------------------------------------
                                       Title: Vice President
                                       Date:  May 7, 1997

STATE OF ILLINOIS   )
                    :  SS.
COUNTY OF COOK      )


     On this 6th day of May, 1997, before me personally came E. Thomas McFarlan, to me known, who being by me duly sworn, did depose and say that he/she resides in Chicago, Illinois at 209 South LaSalle that he/she is President/Treasurer of The Brinson Funds, the entity described in and which executed the foregoing instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.


                                       /s/ E. Thomas McFarlan
                                       ------------------------------


Sworn to before me this 6th,
day of May, 1997.


/s/ Cynthia G. Biechler
----------------------------
     Notary

STATE OF NEW YORK   )
                    :  SS.
COUNTY OF KING      )


     On this 7th day of May, 1997, before me personally came Gracomo Federico, to me known, who being by me duly sworn, did depose and say that he/she resides in One Pierreport Plaza at Brooklyn, New York; that he/she is a Vice President of Morgan Stanley Trust Company, the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Trustees of said corporation, and that he/she signed his/her name thereto by like order.


                                       /s/ G. Federico
                                       ------------------------------


Sworn to before me this 7th,
day of May, 1997.


/s/ Michael Selzer
----------------------------
     Notary

                                  SCHEDULE A1
                                  -----------

                             LIST OF SUBCUSTODIANS
                             ---------------------

   Country                                 Sub-Custodian
   -------                                 -------------
Argentina                                  Citibank N.A.
Australia                           Westpac Banking Corporation
Austria                              Creditanstalt-Bankverein
Bangladesh                            Standard Chartered Bank
Belgium                             Bank Brussels Lambert S.A.
Botswana                          Barclays Bank of Botswana Ltd.
Brazil                                    Banco de Boston
Canada                               The Toronto-Dominion Bank
Canada                                 Royal Bank of Canada*
Chile                                     Citibank, N.A.
China                        Hongkong and Shanghai Banking Corporation
Colombia                                   Citibank S.A.
Cote d'Ivoire                            Societe Generale
Cyprus                                   Barclays Bank PLC
Czech Republic                             ING Bank N.V.
Denmark                                   Den Danske Bank
Ecuador                                    Citibank N.A.
Egypt                                      Citibank N.A.
Estonia                                     Hansabank**
Finland                                     Merita Bank
France                                    Banque Indosuez
Germany                                  Dresdner Bank AG
Ghana                               Barclays Bank of Ghana Ltd.
Greece                                     Citibank N.A.
Hong Kong                    Hongkong and Shanghai Banking Corporation
Hungary                                Citibank Budapest Rt.
India                                 Standard Chartered Bank
India                        Hongkong and Shanghai Banking Corporation
India                                   MSTC Mumbai Branch
Indonesia                    Hongkong and Shanghai Banking Corporation
Ireland                               Allied Irish Banks plc
Israel                                      Bank Leumi
Italy                                      Citibank N.A.
Japan                          The Bank of Tokyo-Mitsubishi Limited

*Effective May 23, 1997
**Not an eligible foreign custodian under Rule 17f-5

                             LIST OF SUBCUSTODIANS
                             ---------------------

   Country                                  Sub-Custodian
   -------                                  -------------
Japan                               Morgan Stanley Japan Limited**
Jordan                                      Arab Bank plc
Kenya                                  Barclays Bank Kenya Ltd.
Luxembourg                            Bank Brussels Lambert S.A.
Malaysia                             OCBC Bank (Malaysia) Berhad
Mauritius                     Hongkong and Shanghai Banking Corporation
Mexico                                   Citibank Mexico S.A.
Morocco                              Banque Commerciale de Maroc
Netherlands                               ABN AMRO Bank N.V.
New Zealand                    ANZ Banking Group (New Zealand) Limited
Norway                                     Den Norske Bank
Pakistan                               Standard Chartered Bank
Papua New Guinea                     Westpac Banking Corporation
Peru                                        Citibank N.A.
Philippines                   Hongkong and Shanghai Banking Corporation
Poland                                   Citibank Poland S.A.
Portugal                              Banco Comercial Portugues
Russia                               Credit Suisse (Moscow) Ltd.
Singapore                    Oversea-Chinese Banking Corporation Limited
Slovakia                                    ING Bank N.V.
South Africa                 First National Bank of Southern Africa, Ltd.
South Korea                            Standard Chartered Bank
Spain                                      Banco Santander
Sri Lanka                     Hongkong and Shanghai Banking Corporation
Swaziland                          Barclays Bank of Swaziland Ltd.
Sweden                                  Svenska Handelsbanken
Switzerland                                Bank Leu Limited
Taiwan                        Hongkong and Shanghai Banking Corporation
Thailand                               Standard Chartered Bank
Tunisia                        Banque Internationale Arabe de Tunisie**
Turkey                                      Citibank N.A.
UK                                        Barclays Bank PLC
USA                                      Chase Manhattan Bank
Uruguay                                     Citibank N.A.
Venezuela                                   Citibank N.A.
Zambia                               Barclays Bank of Zambia Ltd.
Zimbabwe                            Barclays Bank of Zimbabwe Ltd.

**Not an eligible foreign custodian under Rule 17f-5

                                  SCHEDULE A2
                                  -----------

             LIST OF SECURITIES DEPOSITORIES OR CLEARING AGENCIES
             ----------------------------------------------------

   Country            Central Depository
   -------            ------------------
Argentina           Caja de Valores
Australia           CHESS                     Clearing House Electronic
                                              Subregister System
Austria             OKB                       OsterreicheKontrollbank
Bangladesh          None
Belgium             CIK                       Caisse Interprofessionelle de
                                              Depots et de Virements de
                                              Titres
Botswana            None
Brazil              BOVESPA                   Bolsa de Valores de Sao Paulo
                    BVRJ                      Bolsa de Valores de Rio de
                                              Janeiro
                    CETIP - fixed income      Central de Custodia e
                                              Liquidacao Financeira de
                                              Titulos
                    SELIC - fixed income      Sistema Especial de Liquidacao
                                              e Custodia
Canada              CDS                       The Canadian Depository for
                                              Securities
Chile               Depositorio Central de
                    Valores
China               SSCCRC                    Shanghai Securities Central
                                              Clearing and Registration
                                              Corporation
                    SSCC                      Shenzhen Securities Central
                                              Clearing Company Ltd.
Colombia            DCV - central bank        Deposito Central de Valores
                    securities
                    DECEVAL - fixed income
                    securities

Cote d'Ivoire       None
Cyprus              None
Czech Republic      SCP                       Stredisko cennych papiru
                                              (Center for Securities)
Denmark             VP                        Vaerdipapircentralen
Ecuador             None
Egypt               None

   Country            Central Depository
   -------            ------------------
Finland             None
France              SICOVAM                   Societe Interprofessionelle pour
                                              la Compensation des Valeurs
                                              Mobilieres
Germany             DKV                       Deutscher Kassenverein AG
Ghana               None
Greece              Apothetirio Titlon A.E.
Hong Kong           CCASS                     Central Clearing and Settlement
                                              System
Hungary             KELER                     Kozponti Elszamolohas es
                                              Ertktar (Budapest) Rt.
India               National Securities       National Securities Depository
                    Depository Limited        Limited
Indonesia           KDEI                      Kustodian Depositari Efek
                                              Indonesia
Ireland             CGO - gilts only          Central Gilts Office
Israel              SECH (for securities      Stock Exchange Clearing House
                    listed on the Tel Aviv
                    Stock Exchange)
Italy               Monte Titoli S.P.A.
                    Banco d'Italia
Japan               JASDEC                    Japan Securities Depository
                                              Center
Jordan              None
Kenya               None
South Korea         KSD                       Korean Securities Depository
Luxembourg          None
Malaysia            MCD                       Malaysian Central Depository
Mauritius           None
Mexico              S.D. INDEVAL, S.A.
Morocco             None
Netherlands         NECIGEF                   Netherlands Central Institute for
                                              Giral Effectenclearing
New Zealand
                    NZCSD                     New Zealand Central Securities
                                              Depository
Norway              VPS                       Verdipapirsentralen
Pakistan            CDC                       Central Depository Company of
                                              Pakistan
Papua New           CHESS                     Clearing House Electronic
Guinea                                        Subregister System
Peru                Caja de Valores           Caja de Valores de Lima

     Country        Central Depository
     -------        ------------------
Philippines      PCD                      Philippines Central Depository
Poland           NDS                      National Depository of
                                          Securities
Portugal         CENTRAL
Russia           None
Singapore        CDP                      Central Depository Pte Ltd.
Slovak Republic  SCP                      Stredisko cennych papierov
                                          Slovenskej Republiky (Center
                                          for Securities)
South Africa     Central Depository Ltd.
Spain            SCLV                     Servicio de Compensacion y
                                          Liquidacion de Valores
Sri Lanka        CDS                      Central Depository System Pvt
                                          Ltd.
Swaziland        None
Sweden           VPS                      Vardipapperscentralen
Switzerland      SEGA                     Schweizerische EffektenGiro
                                          AG
Taiwan           TSCD                     Taiwan Securities Depository
                                          Co.
Thailand         SDC or TSD               Thailand Securities Depository
                                          Center
Tunisia
Turkey           None
United Kingdom   CGO - gilts only         Central Gilts Office
                 CREST
United States    DTC                      Depository Trust Company
Uruguay          None
Venezuela        None
Zambia           Lusaka Stock Exchange
                 Depository
Zimbabwe         None

                                  SCHEDULE B1
                                  -----------

                      LIST OF SERIES OF THE BRINSON FUNDS
                      -----------------------------------

Global Fund
Global Equity Fund
Global Bond Fund
U.S. Balanced Fund
U.S. Equity Fund
U.S. Bond Fund
Non-U.S. Equity Fund

                          [Morgan Stanley Letterhead]



November 24, 1997


The Brinson Funds
209 South LaSalle Street
Chicago, IL  60604

Re: Amendment to Multiple Services Agreement effective May 9, 1997
    - Addition of U.S. Large Capitalization Equity Fund Series
    ----------------------------------------------------------

Dear Sirs:

     We refer to the Multiple Services Agreement effective May 9, 1997 (the "MSA") between Morgan Stanley Trust Company and The Brinson Funds.

     The parties hereby agree as follows:

     1. "Schedule B1 - List of Series of The Brinson Funds" is replaced in its entirety with "Schedule B1 - List of Series of The Brinson Funds, as amended on November 24, 1997," attached hereto.

     2. "Schedule F - Fee Schedule for The Brinson Funds" is replaced in its entirety with "Schedule F - Fee Schedule for The Brinson Funds, as amended on November 24, 1997," attached hereto.

The MSA, as amended by this letter amendment, shall continue in full force and effect.

     Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Michael Reinbold, Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, NY 11201.

                            Very truly yours,

                            MORGAN STANLEY TRUST COMPANY


                            By:    /s/ Giacomo Federico
                                   --------------------
                            Name:    Giacomo Federico
                            Title:    Principal

The Brinson Funds
November 24, 1997
Page Two



Accepted and Agreed:

THE BRINSON FUNDS


By:    /s/ E. Thomas McFarlan
       ----------------------
Name:  E. Thomas McFarlan
Title: President

                                  SCHEDULE B1
                                  -----------

                      LIST OF SERIES OF THE BRINSON FUNDS
                      -----------------------------------

                         As amended November 24, 1997

  Global Fund
  Global Equity Fund
  Global Bond Fund
  U.S. Balanced Fund
  U.S. Equity Fund
  U.S. Bond Fund
  Non-U.S. Equity Fund
  U.S. Large Capitalization Equity Fund

                                  SCHEDULE B2
                                  -----------

             LIST OF DOCUMENTS TO BE PROVIDED BY CUSTOMER TO BANK
             ----------------------------------------------------



REQUIRED DOCUMENTATION FOR CORE CUSTODIAL SERVICES (INCLUDING
TAX RECLAIMS):

CUSTODY AGREEMENT

CLIENT SERVICES GUIDE (INCLUDING APPENDICES)

FEE SCHEDULE/BILLING GUIDE

GENERAL ACCOUNT INFORMATION

US TAX AUTHORITY DOCUMENTATION

LOCAL TAX OFFICE LETTER/APPLICATION LETTER
(NON-UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

FORM 6166/REQUEST FOR FOREIGN CERTIFICATION FORM
(UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

CERTIFICATION OF BENEFICIAL OWNERSHIP, LEGAL NAME, LEGAL
RESIDENCY, TAX STATUS AND TAX IDS

TAX RECLAIM POWER OF ATTORNEY

PREVIOUS TAX RECLAIM FILING INFORMATION
(PREVIOUS FILERS, ONLY)

UK TAX AUTHORITY DOCUMENTATION

SOPHISTICATED INVESTOR (ACCREDITED INVESTOR LETTER)
(UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

DOCUMENTATION THAT IS REQUIRED FROM AN ENTITY CLASSIFIED AS
TAX-EXEMPT BY ITS LOCAL TAX AUTHORITY:

UK FORM 4338
(EXEMPT NON-UNITED KINGDOM-RESIDENT BENEFICIAL OWNERS, ONLY)

UK FORM 309A
(EXEMPT UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

FOREIGN EXEMPTION LETTERS/APPLICATION FOR AUSTRALIAN
EXEMPTION LETTER
(EXEMPT BENEFICIAL OWNERS, ONLY)

DOCUMENTATION THAT IS REQUIRED ONLY IF YOU WILL DEAL IN
CERTAIN SECURITIES:

THAI AUTHORIZATION LETTER

JGB INDEMNIFICATION LETTER

KOREAN SECURITIES POWER OF ATTORNEY

NEW ZEALAND "APPROVED ISSUER LEVY" LETTER

SPANISH POWER OF ATTORNEY WITH APOSTILE

ITALIAN GOVERNMENT BOND LETTER

UK STAR LETTER

                                  SCHEDULE B3
                           LIST OF AUTHORIZED PERSONS
                               THE BRINSON FUNDS


The following is a list of individuals at The Brinson Funds who are authorized to originate trades on behalf of The Brinson Funds. All prior authorizations are superseded by this list.


                                         Initials

/s/ Michael A. Abellera                    M.A.
--------------------------                ------
Michael A. Abellera

/s/ Shelley Aron                           S.A.
--------------------------                ------
Shelley J. Aron

/s/ Jenifer Aronson                        J.A.
--------------------------                ------
Jenifer A. Aronson

/s/ Christopher Brightman                  C.B.
--------------------------                ------
Christopher Brightman

/s/ Thomas Clarkson                        T.C.
--------------------------                ------
Thomas D. Clarkson

/s/ Paul Harvey                            P.H.
--------------------------                ------
Paul J. Harvey

/s/ Dennis L. Hesse                       D.L.H.
--------------------------                ------
Dennis L. Hesse

/s/ B. Craig Hutson                       B.C.H.
--------------------------                ------
B. Craig Hutson

/s/ Debbie J. Johnson                     D.J.J.
--------------------------                ------
Debbie J. Johnson

/s/ Kiki Katsikas                          K.K.
--------------------------                ------
Kiki Katsikas

/s/ Linda Kent                             L.K.
--------------------------                ------
Linda A. Kent

/s/ Constance M. McGarrity                C.M.M.
--------------------------                ------
Constance M. McGarrity

Schedule B3
Page 2



                                         Initials

/s/ James C. Malles                        J.M.
-----------------------                   ------
James C. Malles

/s/ Wendy L. Nickerson                    W.L.N.
-----------------------                   ------
Wendy L. Nickerson

-----------------------                   ------
Pamela M. Siple

/s/ Mark C. Skorey                         M.S.
-----------------------                   ------
Mark C. Skorey

/s/ Gregory P. Smith                      G.P.S.
-----------------------                   ------
Gregory P. Smith

/s/ David A. Strouse                       D.S.
-----------------------                   ------
David A. Strouse

/s/ Anne Tremmel                          A.M.T.
-----------------------                   ------
Anne M. Tremmel

/s/ Chester F. Wierciak                    C.W.
-----------------------                   ------
Chester F. Wierciak

/s/ Mary Wilson                            M.W.
-----------------------                   ------
Mary Wilson

/s/ Glenn G. Wozniak                       G.W.
-----------------------                   ------
Glenn G. Wozniak

/s/ Jane L. Zobel                         J.L.Z.
-----------------------                   ------
Jane L. Zobel

                                  SCHEDULE B3
                           LIST OF AUTHORIZED PERSONS
                               THE BRINSON FUNDS


The following is a list of individuals at The Brinson Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                         Initials

/s/ Joseph A. Anderson                     J.A.
----------------------                    ------
Joseph A. Anderson

/s/ David E. Floyd                         D.F.
----------------------                    ------
David E. Floyd

/s/ Alta Jacko                             A.J.
----------------------                    ------
Alta M. Jacko

/s/ Jennifer L. Lauer                     J.L.L.
----------------------                    ------
Jennifer L. Lauer

/s/ Ngoc-Dung S. Le                        N.L.
----------------------                    ------
Ngoc-Dung S. Le

/s/ Athena D. Svolos                       A.S.
----------------------                    ------
Athena D. Svolos

/s/ Terry L. Winkless                      T.W.
----------------------                    ------
Terry L. Winkless

Schedule B3
Page 2



The following is a list of individuals at The Brinson Funds who are authorized to originate memos and other instructions, as well as initiate cash movements:


                                         Initials

/s/ Samuel W. Anderson                     S.A.
------------------------                  ------
Samuel W. Anderson

/s/ Carolyn M. Burke                      C.M.B.
------------------------                  ------
Carolyn M. Burke

/s/ Richard C. Carr                       R.C.C.
------------------------                  ------
Richard C. Carr

/s/ Jeffrey J. Diermeier                  J.J.D.
------------------------                  ------
Jeffrey J. Diermeier

/s/ Thomas J. Digenan                     T.J.D.
------------------------                  ------
Thomas J. Digenan

/s/ Megan M. Doherty                       M.D.
------------------------                  ------
Megan M. Doherty

/s/ Dennis L. Hesse                       D.L.H.
------------------------                  ------
Dennis L. Hesse

/s/ E. Thomas McFarlan                    E.T.M.
------------------------                  ------
E. Thomas McFarlan

/s/ Catherine E. Macrae                    C.M.
------------------------                  ------
Catherine E. Macrae

/s/ Debra L. Nichols                      D.L.N.
------------------------                  ------
Debra L. Nichols

/s/ Nicholas C. Rassas                    N.C.R.
------------------------                  ------
Nicholas C. Rassas

DATE:  April 8, 1997
TO:    Debra Nichols
FROM:  Lynda Kaplan
RE:    Funds Transfer Authorization


The following is a list of Chase Global Funds Services Company personnel authorized to instruct MSTC to transfer funds between the transfer agent operating accounts and the Brinson Mutual Fund custody accounts.

NAME                     TITLE                         SIGNATURE
----                     -----                         ---------
Thomas Curran            Vice President                /s/ Thomas Curran
                                                       -----------------------

Bill O'Neill             Assistant Treasurer           /s/ Bill O'Neill
                                                       -----------------------

Scott Fagan              Assistant Treasurer           /s/ Scott Fagan
                                                       -----------------------

John Sheppard            Assistant Treasurer           /s/ John Sheppard
                                                       -----------------------

John Fahey               Assistant Treasurer           /s/ John Fahey
                                                       -----------------------

Louis DiMuzio            Senior Control Accountant     /s/ Louis DiMuzio
                                                       -----------------------

Eileen McGillicuddy      Senior Control Accountant     /s/ Eileen McGillicuddy
                                                       -----------------------

Should you have any questions, please contact me at (617) 557-8134 or Tom Curran at (617) 557-8106. Thank you.

            List of Authorized Signatures - April 10, 1997
            ----------------------------------------------


Printed Name                                     Signature


Martin Ashdown                                   /s/ Martin Ashdown
                                                 ---------------------

Ronald Aziz                                      /s/ Ronald Aziz
                                                 ---------------------

Tom Barrett                                      /s/ Tom Barrett
                                                 ---------------------

David Blaskett                                   /s/ David Blaskett
                                                 ---------------------

Mark Boylan                                      /s/ Mark Boylan
                                                 ---------------------

Richard Bustard                                  /s/ Richard Bustard
                                                 ---------------------

Susan Clarke                                     /s/ Susan Clarke
                                                 ---------------------

Richard Collins                                  /s/ Richard Collins
                                                 ---------------------

Norman Cumming                                   /s/ Norman Cumming
                                                 ---------------------

Godfrey Dutton                                   /s/ Godfrey Dutton
                                                 ---------------------

Sally Elliott
                                                 ---------------------

Richard Fosker                                   /s/ Richard Fosker
                                                 ---------------------

Mark Gunn                                        /s/ Mark Gunn
                                                 ---------------------

Natalie Hagan                                    /s/ Natalie Hagan
                                                 ---------------------

Nigel Head                                       /s/ Nigel Head
                                                 ---------------------

James Hedley                                     /s/ James Hedley
                                                 ---------------------

Steven Herbert                                   /s/ Steven Herbert
                                                 ---------------------

Theresa Hickman                                  /s/ Theresa Hickman
                                                 ---------------------

Michael Humphries                                /s/ Michael Humphries
                                                 ---------------------

Cont/...

                List of Authorized Signatures - April 10, 1997
                ----------------------------------------------


Printed Name                          Signature

Christopher Leonard                   /s/ Christopher Leonard
                                      -----------------------

Steven Liu                            /s/ Steven Liu
                                      -----------------------

Graham Lock                           /s/ Graham Lock
                                      -----------------------

Piers Maynard                         /s/ Piers Maynard
                                      -----------------------

Nicola Milne                          /s/ Nicola Milne
                                      -----------------------

Tony Mint                             /s/ Tony Mint
                                      -----------------------

Anne-Marie Parish                     /s/ Anne-Marie Parish
                                      -----------------------

Suzanne Phillips                      /s/ Suzanne Phillips
                                      -----------------------

Paul Purser                           /s/ Paul Purser
                                      -----------------------

Danny Roberts                         /s/ Danny Roberts
                                      -----------------------

Philip Roberts                        /s/ Philip Roberts
                                      -----------------------

Barrie Senior                         /s/ Barrie Senior
                                      -----------------------

Arwyn Wickerson                       /s/ Arwyn Wickerson
                                      -----------------------

                                 SCHEDULE B3
                          LIST OF AUTHORIZED PERSONS
                               THE BRINSON FUNDS


The following is a list of individuals at The Brinson Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.


                                             Initials
                                             --------

/s/ Joseph A. Anderson                          J.A.A.
--------------------------------              ----------
Joseph A. Anderson


/s/ Erik D. Boyme                               E.D.B.
--------------------------------              ----------
Erik D. Boyme


/s/ David E. Floyd                              D.E.F.
--------------------------------              ----------
David E. Floyd


/s/ Alta M. Jacko                               A.M.J.
--------------------------------              ----------
Alta M. Jacko


/s/ Jennifer L. Lauer                           J.L.L.
--------------------------------              ----------
Jennifer L. Lauer


/s/ Ngoc-Dung S. Le                             N.S.L.
--------------------------------              ----------
Ngoc-Dung S. Le


/s/ Larry W. Rinne                              L.W.R.
--------------------------------              ----------
Larry W. Rinne


/s/ Athena D. Svolos                            A.D.S.
--------------------------------              ----------
Athena D. Svolos


/s/ Terry L. Winkless                           T.L.W.
--------------------------------              ----------
Terry L. Winkless

Schedule B3
Page 2


The following is a list of individuals at The Brinson Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                              Initials
                                              --------

/s/ Samuel W. Anderson                          S.W.A.
--------------------------------              ----------
Samuel W. Anderson


/s/ Carolyn M. Burke                            C.M.B.
--------------------------------              ----------
Carolyn M. Burke


/s/ Richard C. Carr                             R.C.C.
--------------------------------              ----------
Richard C. Carr


/s/ Jeffrey J. Diermeier                        J.J.D.
--------------------------------              ----------
Jeffrey J. Diermeier


/s/ Thomas J. Digenan                           T.J.D.
--------------------------------              ----------
Thomas J. Digenan


/s/ Dennis L. Hesse                             D.L.H.
--------------------------------              ----------
Dennis L. Hesse


/s/ E. Thomas McFarlan                          E.T.M.
--------------------------------              ----------
E. Thomas McFarlan


/s/ Catherine E. Macrae                         C.E.M.
--------------------------------              ----------
Catherine E. Macrae


/s/ Debra L. Nichols                            D.L.N.
--------------------------------              ----------
Debra L. Nichols


/s/ Nicholas C. Rassas                          N.C.R.
--------------------------------              ----------

Nicholas C. Rassas

                                  SCHEDULE B3
                           LIST OF AUTHORIZED PERSONS
                               THE BRINSON FUNDS


The following is a list of individuals at The Brinson Funds who are authorized to originate trades on behalf of The Brinson Funds. All prior authorizations are superseded by this list.


                                              Initials
                                              --------

/s/ Michael A. Abellera                         M.A.A.
--------------------------------              ----------
Michael A. Abellera

/s/ Shelley J. Aron                             S.J.A.
--------------------------------              ----------
Shelley J. Aron

/s/ Jenifer A. Aronson                          J.A.A.
--------------------------------              ----------
Jenifer A. Aronson

/s/ Thomas D. Clarkson                          T.D.C.
--------------------------------              ----------
Thomas D. Clarkson

/s/ Paul J. Harvey                              P.J.H.
--------------------------------              ----------
Paul J. Harvey

/s/ Dennis L. Hesse                             D.L.H.
--------------------------------              ----------
Dennis L. Hesse

/s/ B. Craig Hutson                             B.C.H.
--------------------------------              ----------
D. Craig Hutson

/s/ Jane L. Hutson                              J.L.H.
--------------------------------              ----------
Jane L. Hutson

/s/ James C. Jackson                            J.C.J.
--------------------------------              ----------
James C. Jackson

/s/ Debbie J. Johnson                           D.J.J.
--------------------------------              ----------
Debbie J. Johnson

/s/ Kiki Katsikas                               K.K.
--------------------------------              ----------
Kiki Katsikas

Schedule B3
Page 2


                                              Initials
                                              --------

/s/ Linda A. Kent                               L.A.K.
--------------------------------              ----------
Linda A. Kent

/s/ Phillip B. Kraus                            P.B.K.
--------------------------------              ----------
Phillip B. Kraus

/s/ Constance M. McGarrity                      C.M.M.
--------------------------------              ----------
Constance M. McGarrity

/s/ James C. Malles                             J.C.M.
--------------------------------              ----------
James C. Malles

/s/ Wendy L. Nickerson                          W.L.N.
--------------------------------              ----------
Wendy L. Nickerson

/s/ Pamela M. Siple                             P.M.S.
--------------------------------              ----------
Pamela M. Siple

/s/ Gregory P. Smith                            G.P.S.
--------------------------------              ----------
Gregory P. Smith

/s/ David A. Strouse                            D.A.S.
--------------------------------              ----------
David A. Strouse

/s/ Anne M. Tremmel                             A.M.T.
--------------------------------              ----------
Anne M. Tremmel

/s/ Chester F. Wierciak                         C.F.W.
--------------------------------              ----------
Chester F. Wierciak

/s/ Mary Wilson                                 M.W.
--------------------------------              ----------
Mary Wilson

/s/ Glenn G. Wozniak                            G.G.W.
--------------------------------              ----------
Gelnn G. Wozniak

SBC Brinson Limited - London


               List of Authorized Signatures - January 23, 1998
               ------------------------------------------------



   Printed Name                       Signature

   Martin Ashdown                     /s/ Martin Ashdown
                                      -----------------------------

   Ronald Aziz                        /s/ Ronald Aziz
                                      -----------------------------

   Tom Barrett                        /s/ Tom Barrett
                                      -----------------------------

   Sarah Bodwell                      /s/ Sarah Bodwell
                                      -----------------------------

   Justin Beech                       /s/ Justin Beech
                                      -----------------------------

   David Blaskett                     /s/ David Blaskett
                                      -----------------------------

   Mark Boylan                        /s/ Mark Boylan
                                      -----------------------------

   Kathy Bradbury                     /s/ Kathy Bradbury
                                      -----------------------------

   Richard Bustard                    /s/ Richard Bustard
                                      -----------------------------

   Susan Clarke                       /s/ Susan Clarke
                                      -----------------------------

   Tiffany Clay                       /s/ Tiffany Clay
                                      -----------------------------

   Richard Collins                    /s/ Richard Collins
                                      -----------------------------

   Norman Cumming                     /s/ Norman Cumming
                                      -----------------------------

   Godfrey Dutton                     /s/ Godfrey Dutton
                                      -----------------------------

   Sally Elliott                      /s/ Sally Elliott
                                      -----------------------------

   Richard Fosker                     /s/ Richard Fosker
                                      -----------------------------

   Michael Frankland                  /s/ Michael Frankland
                                      -----------------------------

   Mark Gunn                          /s/ Mark Gunn
                                      -----------------------------

   Peter Halliwell                    /s/ Peter Halliwell
                                      -----------------------------

   Nigel Head                         /s/ Nigel Head
                                      -----------------------------

               List of Authorized Signatures - January 23, 1998
               ------------------------------------------------


   Printed Name                       Signature

   James Hedley                       /s/ James Hedley
                                      -----------------------------

   David Helson                       /s/ David Helson
                                      -----------------------------

   Steven Herbert                     /s/ Steven Herbert
                                      -----------------------------

   Theresa Hickman                    /s/ Theresa Hickman
                                      -----------------------------

   Michael Humphries                  /s/ Michael Humphries
                                      -----------------------------

   Christopher Leonard                /s/ Christopher Leonard
                                      -----------------------------

   Steven Liu                         /s/ Steven Liu
                                      -----------------------------

   Graham Lock                        /s/ Graham Lock
                                      -----------------------------

   Paula Matthews                     /s/ Paula Matthews
                                      -----------------------------

   Piers Maynard                      /s/ Piers Maynard
                                      -----------------------------

   Nicola Milne                       /s/ Nicola Milne
                                      -----------------------------

   Amanda Nathan                      /s/ Amanda Nathan
                                      -----------------------------

   Anne-Marie Parish                  /s/ Anne-Marie Parish
                                      -----------------------------

   Suzanne Phillips                   /s/ Suzanne Phillips
                                      -----------------------------

   Paul Purser                        /s/ Paul Purser
                                      -----------------------------

   Philip Roberts                     /s/ Philip Roberts
                                      -----------------------------

   Barrie Senior                      /s/ Barrie Senior
                                      -----------------------------

   Arwyn Wickerson                    /s/ Arwyn Wickerson
                                      -----------------------------

                                  SCHEDULE B4
                                  -----------

                               THE BRINSON FUNDS
                               -----------------

                       DESIGNATED SYSTEM USER ID NUMBERS
                       ---------------------------------


Chase Global Funds Services

User Id                         Email Id
-------                         --------
ECH1924                         ECH1924
ECH1925                         ECH1925
ECH1926                         ECH1926
ECH1927                         ECH1927
ECH1928                         ECH1928
ECH1929                         ECH1929
ECH1930                         ECH1930
ECH1931                         ECH1931
ECH1932                         ECH1932
ECH1933                         ECH1933
ECH1934                         ECH1934
ECH1935                         ECH1935
ECH1936                         ECH1936
ECH1937                         ECH1937


Brinson Partners, Inc.

EBP1757                         BRNSYST1
EBP1784                         BRNCFND1
EBP1787                         BRNPRIV1
EBP1788                         BRNUSEQ1
EBP1789                         BRNUSFI1
EBP1790                         BRNCORP
EBP1791                         BRNPRIV2
EBP1792                         BRNLSET1
EBP1793                         BRNMNY
EBP1941                         EBP1941

                                  SCHEDULE C
                                  ----------

                               THE BRINSON FUNDS
                               -----------------
              GENERAL DESCRIPTION OF FUND ADMINISTRATIVE SERVICES
              ---------------------------------------------------


I. Regulatory Compliance

     A. Compliance - Federal Investment Company Act of 1940
        1. Review, report and renew
           a. Investment advisory contracts
           b. File and monitor compliance with fidelity bond
           c. Underwriting contract
           d. Distribution (12b-1) plans (class specific)
           e. Multiple Services Agreement

        2. Filings
           a. N-SAR (semi-annual report and annual report) (series and class specific)
           b. Initial registration statement on Form N-1A, post-effective amendments on Form N1-A, and supplements ("stickers")
           c. Notice pursuant to Rule 24f-2 (registration of indefinite number of shares)
           d. Filing fidelity bond under Rule 17g-1
           e. Filing shareholders reports under Rule 30b2-1
           f. Proxy statement, when necessary

        3. Annual up-dates of biographical information and questionnaires for Trustees and Officers, coordinated with the Brinson Relationship Funds' questionnaire.

     B. Compliance - State "Blue Sky" (classes deemed separate funds for filing purposes)
        1. Blue Sky (state registration)
           a. Registration shares (initial/renewal)
           b. Monitor sales shares
           c. Report shares sold
           d. Filing of federal registration statements and contracts
           e. Filing annual and semi-annual reports with states

     C. Compliance - Prospectus
        1. Analyze and review portfolio reports from Adviser regarding:
           a. compliance with investment objectives, although primary responsibility for such compliance will be with the
              investment adviser or investment manager.

                                                                      SCHEDULE C

           b. maximum investment by company/industry, although primary responsibility for such compliance will be with the investment adviser or investment manager.

     D. Compliance - Exemptive Orders and No-Action Letters
        1. Monitor compliance with all exemptive orders and no-action letters, although primary responsibility for such compliance will be with the investment adviser or investment manager.

II. Corporate Business and Shareholder/Public Information

     A. Trustees/Management
        1. Preparation of meetings
           a. agendas and resolutions - all necessary items of compliance
           b. compile and distribute Board materials
           c. attend and record minutes of meetings
           d. keep attendance records
           e. maintain corporate records/minute book

        2. Preparation and distribution of periodic operation reports to management

     B. Maintain Corporate Calendars and Files
        1. General
        2. Blue Sky

     C. Release Corporate Information
        1. To shareholders

        2. To financial and general press

        3. To industry publications
           a. distributions (dividends and capital gains)
           b. tax information
           c. changes to prospectus
           d. letters from management
           e. performance information (class specific)

        4. Respond to:
           a. financial press, as authorized
           b. miscellaneous shareholder inquiries
           c. industry questionnaires

        5. Prepare, maintain and update monthly information manual

                                                                      SCHEDULE C

     D. Communications to Shareholders
        1. Coordinate printing and distribution of annual and semi-annual reports, proxy statements when applicable and prospectuses

     E. Shareholder Meetings
        1. Assist with Preparation of proxy (matters to be voted on may be class specific)
        2. Preparation of minutes and record ballot results


III. Financial and Management Reporting

     A. Income and Expenses (class specific when applicable)
        1. Preparation of monthly expense analysis (class specific)
        2. Expense figures calculated and accrual levels set (class specific)
        3. Monitoring of expenses paid and expense caps (monthly)
        4. Approve and process the payment of authorized expenses
        5. Checking Account Reconciliation (monthly)
        6. Write checks to pay vendors
        7. Calculation and payment of advisory fees

     B. Distributions to Shareholders (if applicable)
        1. Projections of distribution amounts
           a. compliance with Sub-Chapter M income tax provisions
           b. compliance with excise tax provisions - schedules prepared

        2. Compilation of distributions for tax reporting for shareholders' Form 1099

     C. Financial Reporting
        1. Liaison between fund management and auditors

        2. Preparation of unaudited and audited financial statements to shareholders (semi-annually) (class specific, when applicable)
           - Statement of Assets and Liabilities - shares, TNA and NAV at class level
           - Statement of Operations - prepared at fund level
           - Statement of Changes in Net Assets - distributions and capital stock at class level
           - Financial Highlights (class specific)
           - per share data/analysis (class specific)
           - Footnotes
           - Schedule of Investments

        3. 60 day delivery to SEC and shareholders

                                                                      SCHEDULE C
                                                                      ----------


          4. Preparation of semi-annual and annual N-SARs and Financial Data Sheet (Financial Information)

          5. Preparation of Post-effective financial statements (if applicable)

          6.   Provide work area for auditors

     D.   Other Financial Analyses

          1.   Sales information, portfolio turnover (monthly)
          2.   Performance Calculations (monthly) (class specific)
          3.   1099 Miscellaneous - prepared for Directors/Trustees (annually)
          4. 1099 Dividend insert card prepared - coordinate printing and mailing (annually)
          5.   1099-DIV Form - validate per share amounts and tax status
               (annually)

     E.   Review and Monitoring Functions

          1.   Review accruals and reclassification entries (class specific)

          2. Review Financial Reporting generated entries to ensure proper update by accounting, ensure proper money movement by reviewing bank statements, expense analysis. Review capital stock reconciliations.

          3. Asset Diversification (Sub-Chapter M and 1940 Act) and Income Qualification Tests (Sub-Chapter M)

     F. Preparation and distribution of monthly operational reports to management by 10th business day

          1.   Management Statistics (Recap) -when applicable
               a.   portfolio (including top ten holdings)
               b.   book gains/losses/per share
               c.   net income, book income/per share
               d.   share/shareholders
               e.   distributions

          2.   Performance Analysis (per class)
               a.   total return
               b.   monthly, quarterly, year to date, average annually
               c. calculation of SEC yield (in accordance with SEC guidelines and interpretations and as mutually agreed upon with Customer)

          3.   Short-Short Analysis
               a.   short-short income
               b.   gross income (components)

                                                                      SCHEDULE C
                                                                      ----------


          4.   Portfolio Turnover
               a.   market value
               b.   cost of purchases
               c.   net proceeds of sales
               d.   average market value

          5.   Asset Diversification Test
               a.   gross assets
               b.   non-qualifying assets
               c.   5% issuers

          6.   Activity Summary
               a.   shares sold, redeemed and reinvested
               b.   change in investment
               c.   change in price per share
               d.   net sales

          7.   Expense Ratios - (per class)
               a.   per quarter
               b.   semiannual
               c.   annual

     G. Provide rating agencies with statistical data on a monthly and quarterly basis

     H.   For Money Market Funds - weekly Mark-to-Market review
          -    5% test
          -    NAV variance

IV.  Special Issues Related to Foreign Investments

     A.   Financial Reporting

          1. Review and monitor treatment of currency gain/loss and capital gain/loss
               a.   section 988 transactions
               b.   section 1256 contracts
               c.   section 1092 deferrals
               d. maintain reconciliation of portfolio forward realized gains/losses

     B.   Tax Reporting (work closely with the Funds' independent audit firm)

          1. Determine tax treatment of foreign investments and their impact on taxable income and capital gains

          2.   Calculate distributions to shareholders (if applicable)
               a. monitor character and impact of realized currency gain/loss on distribution amount
               b.   adherence to 988(a)(1)(b) election (if applicable)

                                                                      SCHEDULE C
                                                                      ----------


               c.   identify and compute book/tax difference
               d.   preparation of distribution worksheet

          3. Calculate income (reclaims) and expenses (tax withheld) by country in order to determine foreign tax credit available to shareholders (if appropriate)

          4. Work with the advisor and independent audit firm in the identification of Passive Foreign Investment Companies (if appropriate), although primary responsibility will be with the investment adviser or investment manager

          5. Calculate Dividend Received Deduction available to corporate shareholders and analyze domestic equity security holding periods

          6.   Preparation and maintenance of straddle schedules

          7.   Identification and compliance with the mark-to-market rules

          8. Prepare return of capital worksheet for financial statement presentation with auditor review/discussion, if necessary

          9. Provide schedules to auditors for audit/tax review to enable the audit firm to prepare and file the necessary tax forms (1120, 8613, K-1, etc.)

V.   Other Administrative Services which may be Performed by Other Party

     A. The provision of advice and counsel to the Funds with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Funds and assisting the Funds in routine regulatory examinations or investigations.

     B. Generally, assisting in all aspects of the Funds' operations and providing general consulting services on a day to day, as needed, basis.

     C. In connection with the foregoing activities, maintenance of an office facility;

     D. In connection with the foregoing activities, the furnishing of clerical services and internal executive and administrative services, stationery and office supplies; and

     E. The maintenance by FDI of all books and records relating to its services to the Funds in accordance with Rule 3la-1 under the 1940 Act.

                                  SCHEDULE D
                                  ----------

                               THE BRINSON FUNDS
                               -----------------

                    DESCRIPTION OF FUND ACCOUNTING SERVICES
                    ---------------------------------------


                           Daily Accounting Services
                           -------------------------


1) Maintain the books and records of each Series and each Class within the Series.

2) Calculate Net Asset Value (and Offering Price) Per Share, at both a Series level and on Class level:

     .    Enter manual prices supplied by Customer and/or broker.

     . Review variance reporting on-line and in hard copy for price changes in individual securities using variance levels established by Customer. Verify US dollar security prices exceeding variance levels by notifying Customer and pricing sources, of noted variance.

     . Complete daily variance review on foreign exchange rates and local foreign prices. Notify Customer of changes exceeding established levels for the Customer's verification.

3) Reconcile and Record All Daily Expense Accruals; on a Series level and on Class level.

4) Verify and Record All Daily Income Accruals for Debt Issues, on Series level and on Class level, if necessary.

5) Record Corporate Action, Cash Dividends and Capital changes on Securities, on a Series level and on Class level.

6) Record all Security Trades based on instruction from the Customer, on a Series level and Class level.

7)   Record All Series Share Transactions.

8)   Review and Reconcile With Custodian Statements:

     . Track status of past due items and failed trades handled by the Custodian.

9) Submission of Daily Accounting Reports as agreed to from time to time by Bank and Customer:

     . Bank represents that all Customer Information, in whatever form, is the property of the Customer.

                                                                      SCHEDULE D
                                                                      ----------


                          Monthly Accounting Services
                          ---------------------------


1) For the Series, full Financial Statement Preparation (automated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets) and submission to Customer by 10th Business Day.

     . Class specific capital share activity and expenses will be disclosed also.

2)   Submission of Monthly Reports Series Level:

     .    Security Purchase/Sales Journal.
     .    Interest and Maturity Report.
     .    Brokers Ledger (Commission Report).
     .    Security Ledger Transaction Report with Realized Gains/Losses.
     .    Security Ledger Tax Lot Holdings Report.
     .    Additional reports available upon request.

3)   Reconcile Accounting Asset Listing to Custodian Asset Listing:

     Series Level
     .    Report any security balance discrepancies to the Custodian/Customer.

4) Provide Monthly Analysis and Reconciliation of Additional Trial Balance Accounts, such as:

     Series Level
     .    Security cost and realized gains/losses.
     .    Interest/dividend receivable and income.
     .    Payable/receivable for securities purchased and sold.
     .    Unrealized and realized currency gains/losses.

     Series and Each Class
     .    Payable/receivable for Fund shares; issued and redeemed
     .    Expense payments and accruals analysis

                 Annual (and Semi-Annual) Accounting Services
                 --------------------------------------------

1) Assist and supply auditors with schedules supporting securities and shareholder transactions, income and expense accruals, etc. for the Series and each Class during the year in accordance with standard audit assistance requirements. Provide reasonable space and necessary personnel to accommodate auditors.

2)   Provide NSAR Reporting (Accounting Questions).

                                                                      SCHEDULE D
                                                                      ----------


3) If Appropriate, Prepare and Submit Annually During the Excise Reporting Period (October-December) to the Customer at the Series level:

     .    Income by state reporting.
     .    Standard Industry Code Valuation Report.
     .    Alternative Minimum Tax Income segregation schedule.

                                  SCHEDULE E
                                  ----------

                               THE BRINSON FUNDS
                               -----------------

                        DESCRIPTION OF TRANSFER AGENCY
                        ------------------------------


I.   Shareholders File

     1. Establish new accounts and enter demographic data into shareholder base. Includes review and file maintenance for all NSCC originated registration and data changes for FundServ, Networking and ACTS accounts for compliance with Investar customer file requirements.

     2. Create Combined Statement File to link accounts within the Fund and across funds within the Fund Group. Facilitates account maintenance, lead tracking, quality control, household mailings and combined statements.

     3. Systematic linkage of shareholder accounts with exact matches on Social Security Number and address for the purpose of consolidated account history reporting. Monthly production of laser printed combined statements.

     4. Production of mailing labels which enable the Fund to do special mailings to each address in the Fund Group rather than each account.

     5. Maintain account and customer file records based on shareholder request and routine quality review.

     6. Maintain tax ID certification and NRA records for each account, including backup withholding.

     7. Produce shareholder statements for daily activity, dividends, on-request, third party and monthly mailings.

     8. Produce shareholder lists, labels and ad hoc reports to Fund management as requested.

     9. Automated processing of dividends and capital gains with daily, monthly, quarterly or annual distributions. Payment options include reinvestment, directed payment to another fund, cash via mail, Fed wire or ACH.

     10. Coordination of registration of the Funds with the National Securities Clearing Corporation ("NSCC") and filing of required Fund/SERV reports with the NSCC.

                                                                      SCHEDULE E

II.  Shareholder Services

     1. Answer shareholder calls: provide routine account information, transaction details including direct and wire purchases, redemptions, exchanges, systematic withdrawals, pre-authorized drafts, Fund SERV and wire order trades, problem solving and process telephone transactions.

     2. Customized recording of fund prices daily after regular business hours for shareholder access.

     3. Silent monitoring of shareholder class by the phone supervisor to ensure quality of customer service.

     4. Record and maintain tape recordings of all shareholder calls for a six month period.

     5. Systematic production of daily management reports of shareholder calls which track volumes, length of calls, average wait time and abandoned call rates to ensure quality service.

     6. Customer inquiries received by letter or telephone are researched by a correspondence team member. These inquires include such items as, account/customer file information, complete historical account information, stop payments on checks, transaction details and lost certificates.


III. Investment Processing

     1. Initial and subsequent investments by checks, Fed wire, or Automated Clearing House ("ACH").

     2.   Pre-authorized investment (PAD) through ACH System.

     3.   Prepare and process daily bank deposit of shareholder investments.

     4.   NSCC - FundSERV and networking trades.


IV.  Redemption Processing

     1.   Process letter redemption requests.

     2.   Process telephone redemption transactions.

                                                                      SCHEDULE E

     3. Establish Systematic Withdrawal File and process automated transactions on monthly basis.

     4. Issue checkbooks and process checkbook redemptions through agent bank.

     5. Redemption proceeds distributed to shareholder by check, Fed wire or ACH processing.

     6. Provide NSCC - FundSERV and networking trade processing.


V. Exchange & Trade Processing

     1. Process legal transfers.

     2. Issue and cancel certificates.

     3. Replace certificates through surety bonds (separate charge to shareholder).

     4. Process exchange transactions (letter and telephone request).

     5. Process ACATS transfers.


VI.  Retirement Plans

     1. Fund sponsored IRAs offered using Chase as custodian. Services include:
        a. Contribution processing
        b. Distribution processing
        c. Apply rollover transactions
        d. Process Transfer of Assets
        e. Letters of Acceptance to prior custodians
        f. Notify IRA holders of 70 1/2 requirements
        g. Calculate Required Minimum Distributions
        h. Maintain beneficiary information file
        I. Solicit birth date information

     2. Fund sponsored SEP-IRA plans offered using Chase as custodian. Services include those listed under IRAs and:
        a. Identification of employer contributions

     3. Fund sponsored Qualified plans (401(k) and 403(b) only) offered.
        a. Omnibus account processing only
        b. Produce annual statements (omnibus account only)
        c. Process contributions (omnibus account only)

                                                                      SCHEDULE E

         d. Process distributions (omnibus account only)
         e. Process rollover and Transfer of Assets transactions (omnibus account only)


VII. Settlement & Control

     1. Daily review of processed shareholder transactions to assure input was processed correctly. Accurate trade activity figures passed to Fund's Accounting Agent by 10:00am EST.

     2. Preparation of daily cash movement information to be passed to the Fund's Accounting Agent and Custodian Bank by 10:00am EST for use in determining Fund's daily cash availability.

     3. Prepare a daily share reconcilement which balances the shares on the Transfer Agent system to those on the books of the Fund.

     4.  Resolve any outstanding share or cash issues that are not cleared.

     5. Process shareholder adjustments to include the proper notification of any booking entries needed, as well as any necessary cash movement.

     6. Settlement and review of Fund's declared dividends and capital gains to include the following:
         a. Review record date report for accuracy of shares.
         b. Preparation of dividend settlement report after dividend is posted. Verify the posting date shares, the rates used and the NAV price of reinvest date to ensure dividend was posted properly.
         c. Distribute copies to the Fund's Accounting Agent.
         d. Preparation of the checks prior to being mailed.
         e. Sending of any dividends via wires if requested.
         f. Preparation of cash movement information for each portion of the dividend payout on payable date.

     7. Placement of stop payments on dividend and liquidation checks as well as the issuance of their replacements.

     8. Maintain inventory control for stock certificates and dividend check form.

     9. Monthly deposits to the IRS of all taxes withheld from shareholder disbursements, distributions and foreign account distributions. Correspond with the IRS concerning any of the above issues.

     10. Timely settlement and cash movement for all NSCC/FundSERV activity.

                                                                      SCHEDULE E

VIII. Year End Processing

     1. Maintain shareholder records in accordance with IRS notices for under-reporting and invalid Tax Ids. This includes initiating 31 % backup withholding and notifying shareholders of their tax status and the corrective action which is needed.

     2. Conduct annual W-9 solicitation of all uncertified accounts. Update account tax status to reflect backup withholding or certified status depending upon responses.

     3. Conduct periodic W-8 solicitation of all non-resident alien shareholder accounts. Update account tax status with updated shareholder information and treaty rates for NRA tax.

     4. Review IRS Revenue Procedures for changes in transaction and distribution reporting and specifications for the production of forms to ensure compliance.

     5. Coordinate year end activity with client. Activities include producing year end statement, scheduling record dates for year dividends and capital gains, production of combined statements, printing of inserts to be mailed with tax forms.

     6. Distribute Dividend Letter to funds for them to sign off on all distributions paid year to date. Dates and rates must be authorized so that they can be used for reporting to the IRS.

     7. Coordinate the ordering of form stock and envelopes from vendor in preparation of tax reporting. Review against IRS requirements to ensure accuracy.

     8. Prepare form flashes for the microfiche or microfilm vendor. Test and oversee the production of fiche or film for year end statements and tax forms.

     9. Match and settle tax reporting totals to fund records and on-line data from Investar.

     10. Produce forms 1099R, 1099B, 1099Div, 5498, 1042S and year end valuations. Quality assure forms before mailing to shareholders.

     11. Monitor IRS deadlines and special events such as cross over dividends and prior year IRA contributions.

     12. prepare IRS magnetic tapes and appropriate forms for the filing of all reportable activity to the Internal Revenue Service.

                                                                      SCHEDULE E
                                                                      ----------


IX.  Client Services

     1. An Account Manager is assigned to each relationship. The Account Manager acts as the liaison between the Fund and the Transfer Agency staff. Responsibilities include scheduling of events, system enhancement implementation, special promotion/event implementation and follow-up, and constant fund interaction on daily operational issues.

          Specifically:
          a. Scheduling of dividends, proxies, report mailing and special mailings.
          b. Coordinate with the Fund the shipment of materials for scheduled mailings.
          c. Liaison between the Fund and support services for preparation of proofs and eventual printing of statement forms, certificates, proxy cards, envelopes.
          d. Handle all notification regarding proxy tabulation through the meeting. Coordinate scheduling of materials, including voted cards, tabulation letters, and shareholder list, to be available for the meeting.
          e. Order special reports, tapes, discs for special systems requests received.
          f. Implement new operational procedures, e.g., check writing feature, load discounts, minimum waivers, sweeps, telephone options, PAD promotions.
          g. Coordinate with systems, services and operations on special events, e.g., mergers, new fund start ups, small account liquidations, combined statements, household mailings, additional mail files.
          h. Prepare standard operating procedures and review prospectus for new funds and our current client base. Coordinate implementation of suggested changes with the Fund.
          i. Liaison between the Fund and the transfer agency staff regarding all service and operational issues.

     2.   Proxy Processing
          a.   Coordinate printing of cards with vendor.
          b.   Coordinate mailing of cards with Account Manger and mailroom.
          c. Provide daily report totals to Account Manager for client notification.
          d.   Preparation of affidavit of mailing documents.
          e.   Provide one shareholder list.
          f.   Prepare final tabulation letter.

     3.   Blue Sky Processing
          a. Maintain file with additions, deletions, changes and updates at the Fund's direction.
          b. Provide daily and monthly reports to enable the Fund to do necessary state filings.

                                  SCHEDULE F

                      FEE SCHEDULE FOR THE BRINSON FUNDS
                      ----------------------------------

                Accounting, Administration, Transfer Agency and
                     Custody Services Annual Fee Schedule


1. On an annual basis, 0.25 basis points of the average weekly U.S. assets of the Customer and 5.25 basis points of the average weekly non-U.S. assets of the Customer, 32.50 basis points of the average weekly emerging markets equity assets of the Customer and 1.90 basis points of the average weekly emerging markets debt assets of the Customer.

     There will be an annual fee of $25 for each shareholder account within The Brinson Funds.

     An additional fee of 7.50 basis points will be charged for administrative duties. PLEASE NOTE: The additional fee of 7.50 basis points can ONLY be charged up to the extent it does not make a fund exceed its expense cap. Please see below for the expense caps of each fund within The Brinson Funds, excluding all loads and 12(b)-l fees:

          Fund                                     Expense Cap
          ----                                     -----------

     Global Fund                                   110 basis points
     Global Equity Fund                            100 basis points
     Global Bond Fund                              90 basis points
     U.S. Balanced Fund                            80 basis points
     U.S. Equity Fund                              80 basis points
     U. S. Bond Fund                               60 basis points
     Non-U.S. Equity Fund                          100 basis points

     NO FEE (asset based or otherwise) will be charged on any investments made by any fund into any other fund managed by Brinson Partners, Inc. Fees are to be charged ONLY where actual non-Brinson Partners, Inc.-sponsored investment company or series securities are held. Assets of a series which are invested in another Brinson Partners, Inc. sponsored investment company or series shall not be counted in determining whether or not the charging of the 7.50 basis points charge for administrative duties would cause a fund to exceed its fee cap and shall not be counted in determining the amount of assets subject to the 7.50 basis points.

     For purposes of this Schedule F, the "average weekly U.S. assets of the customer" means the average weekly U.S. assets custodied within the United States of the Customer as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "average weekly non-U.S. assets of the customer" means the average weekly balance of countries included in the Morgan Stanley Capital World Ex-U.S.A. (free) Index or the Salomon Non-U.S. Government Bond Index (including assets with a country of issue of the European Economic Community and held in Euroclear or CEDEL) custodied outside the

                                                                      SCHEDULE F
                                                                      ----------


     United States of the Customer as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "average weekly emerging markets equity assets of the customer" means the average weekly balance of the countries included in the International Finance Corporation Global index (excluding countries included in the Morgan Stanley Capital World Ex-U.S.A. (free) Index or the Salomon Non-U.S. Government Bond Index, but including assets with a country of issue in the local market contained in such index that are held in Euroclear or CEDEL) custodied outside the United States of the Customer's emerging markets equity funds as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "average weekly emerging markets debt assets of the customer" means the average weekly balance of the countries included in the J.P. Morgan Emerging Markets Bond Index Plus custodied outside the United States of the Customer's emerging markets debt funds (including assets with a country of issue in the local market contained in such index that are held in Euroclear or CEDEL) as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates.

     Those fees include all out-of-pocket expenses or transaction charges incurred by the accountant, administrator, transfer agent and custodian with the exception of the following.

     The Customer will be billed directly by Other Parties for the following direct Customer expenses or transaction charges:

     (1)  taxes;

     (2) salaries and other fees of officers and directors who are not officers, directors, shareholders or employees of Other Parties, or the Customer's investment adviser;

     (3) SEC and state Blue Sky registration and qualification fees, levies, fines and other charges;

     (4)  EDGAR filing fees;

     (5)  independent public accountants;

     (6)  insurance premiums including fidelity bond premiums;

     (7)  outside legal expenses;

     (8)  costs of maintenance of corporate existence;

     (9) expenses of typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Customer;

                                                                      SCHEDULE F
                                                                      ----------


     (10) expenses of printing and production costs of shareholders' reports and proxy statements and materials;

     (11) trade association dues and expenses; and

     (12) travel and lodging expenses of the Customer's directors and officers who are not directors, officers and/or employees of Other Parties.

     Customer will not be billed directly for any direct Customer Expenses or pay any other direct Customer expenses, unless the payment of such direct expenses is agreed to in writing by Customer.

2. Upon termination of the provision of services under this Agreement before the end of any month, the fee for the part of the month before such termination or the date after which the provision of services ceases, whichever is later, shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of such termination or the date after which the provision of the services ceases, whichever is later.

                                                                      SCHEDULE F

                                  SCHEDULE F

                      FEE SCHEDULE FOR THE BRINSON FUNDS

                        as amended on November 24, 1997

                Accounting, Administration, Transfer Agency and
                     Custody Services Annual Fee Schedule

1. On an annual basis, 0.25 basis points of the average weekly U.S. assets of the Customer and 5.25 basis points of the average weekly non-U.S. assets of the Customer, 32.50 basis points of the average weekly emerging markets equity assets of the Customer and 1.90 basis points of the average weekly emerging markets debt assets of the Customer.

     There will be an annual fee of $25 for each shareholder account within The Brinson Funds.

     An additional fee of 7.50 basis points will be charged for administrative duties. PLEASE NOTE: The additional fee of 7.50 basis points can ONLY be charged up to the extent it does not make a fund exceed its expense cap. Please see below for the expense caps of each fund within The Brinson Funds, excluding all loads and 12(b)-1 fees:

         Fund                                   Expense Cap
         ----                                   -----------
         Global Fund                            110 basis points
         Global Equity Fund                     100 basis points
         Global Bond Fund                       90 basis points
         U.S. Balanced Fund                     80 basis points
         U.S. Equity Fund                       80 basis points
         U.S. Bond Fund                         60 basis points
         Non-U.S. Equity Fund                   100 basis points
         U.S. Large Capitalization Equity Fund  80 basis points

NO FEE (asset based or otherwise) will be charged on any investments made by any fund into any other fund managed by Brinson Partners, Inc. Fees are to be charged ONLY where actual non-Brinson Partners, Inc.-sponsored investment company or series securities are held. Assets of a series which are invested in another Brinson Partners, Inc.-sponsored investment company or series shall not be counted in determining whether or not the charging of the 7.50 basis points charge for administrative duties would cause a fund to exceed its fee cap and shall not be counted in determining the amount of assets subject to the 7.50 basis points.

For purposes of this Schedule F, the "average weekly U.S. assets of the customer" means the average weekly U.S. assets custodied within the United States of the Customer as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "average

                                                                      SCHEDULE F
                                                                      ----------

                                                                      SCHEDULE F
                                                 as amended on November 24, 1997

     weekly non-U.S. assets of the customer" means the average weekly balance of countries included in the Morgan Stanley Capital World Ex-U.S.A. (free) Index or the Salomon Non-U.S. Government Bond Index (including assets with a country of issue of the European Economic Community and held in Euroclear or CEDEL) custodied outside the United States of the Customer as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "average weekly emerging markets equity assets of the customer" means the average weekly balance of the countries included in the International Finance Corporation Global Index (excluding countries included in the Morgan Stanley Capital World Ex-U.S.A. (free) Index or the Salomon Non-U.S. Government Bond Index, but including assets with a country of issue in the local market contained in such index that are held in Euroclear or CEDEL) custodied outside the United States of the Customer's emerging markets equity funds as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates. For purposes of this Schedule F, the "average weekly emerging markets debt assets of the customer" means the average weekly balance of the countries included in the J.P. Morgan Emerging Markets Bond Index Plus custodied outside the United States of the Customer's emerging markets debt funds (including assets with a country of issue in the local market contained in such index that are held in Euroclear or CEDEL) as calculated by the Accounting Agent for the month for which the statement reflecting the charges for a given month relates.

     Those fees include all out-of-pocket expenses or transaction charges incurred by the accountant, administrator, transfer agent and custodian with the exception of the following.

     The Customer will be billed directly by Other Parties for the following direct Customer expenses or transaction charges:

     (1)  taxes;

     (2) salaries and other fees of officers and directors who are not officers, directors, shareholders or employees of Other Parties, or the Customer's investment adviser;

     (3) SEC and state Blue Sky registration and qualification fees, levies, fines and other charges;

     (4)  EDGAR filing fees;

     (5)  independent public accountants;

     (6)  insurance premiums including fidelity bond premiums;

                                                                      SCHEDULE F
                                                                      ----------

                                                                      SCHEDULE F
                                                 as amended on November 24, 1997

     (7)  outside legal expenses;

     (8)  costs of maintenance of corporate existence;

     (9) expenses of typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Customer;

     (10) expenses of printing and production costs of shareholders' reports and proxy statements and materials;

     (11) trade association dues and expenses; and

     (12) travel and lodging expenses of the Customer's directors and officers who are not directors, officers and/or employees of Other Parties.

     Customer will not be billed directly for any direct Customer Expenses or pay any other direct Customer expenses, unless the payment of such direct expenses is agreed to in writing by Customer.

2. Upon termination of the provision of services under this Agreement before the end of any month, the fee for the part of the month before such termination or the date after which the provision of services ceases, whichever is later, shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of such termination or the date after which the provision of the services ceases, whichever is later.